UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)
___________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY - SUBJECT TO COMPLETION
We intend to release definitive copies of the Proxy Statement to stockholders on or about [●].
[●]
Dear Stockholders,

We are very pleased to invite you to the virtual 2023 Annual Meeting of Stockholders of Acacia Research Corporation, which will be held on [●], [●], at [●]:00 [●].m., Eastern Time. The Annual Meeting will be held virtually via live internet webcast at [www.virtualshareholdermeeting.com/ACTG2023].

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, we urge you to read the enclosed proxy materials and then promptly vote via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card, even if you plan to attend the virtual Annual Meeting.

As a representative of your Board of Directors, it is my pleasure to work closely with the other members of the Board who are similarly committed to our stockholders and providing effective oversight and guidance to management. We deeply value your support.

Very truly yours,

/s/ Gavin Molinelli
Gavin Molinelli
Chairman of the Board of Directors

The proxy materials related to the Annual Meeting are first being mailed on or about [●].
If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION
767 THIRD AVENUE, 6th FLOOR
NEW YORK, NY 10017
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●]

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the virtual 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation (the “Company”) will be held on [●], [●], at [●]:00 [●].m., Eastern Time, via a live webcast, which can be accessed on the internet by visiting [www.virtualshareholdermeeting.com/ACTG2023].

To access the virtual Annual Meeting, you will need a 16-digit control number. The control number is provided on your proxy card or through your broker or other nominee if you hold your shares in “street name.”

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

We are holding the Annual Meeting to consider and vote on the following proposals, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1	To elect five directors to serve on our Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4	To approve, on a non-binding, advisory vote, the frequency of future advisory votes on the compensation of our named executive officers;
5	To approve an amendment to our Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) to remove the Maximum Percentage limitation, as defined in the Certificate of Designations; and
6	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [●]: The Proxy Statement, enclosed proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at http://proxymaterial.acaciaresearch.com.

Our Board of Directors has established the close of business on [●], as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the virtual Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the virtual Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, we urge you to read the enclosed proxy materials and then promptly vote via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card , even if you plan to attend the virtual Annual Meeting. Voting via the internet or telephone or returning your completed proxy will ensure your representation at the virtual Annual Meeting. If you decide to attend the virtual Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the virtual Annual Meeting if your shares are held directly in your name as the stockholder of record.

Sincerely,

/s/ Jennifer Graff
Jennifer Graff
Secretary

New York, New York
[●]

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION
767 Third Avenue, 6th Floor, New York, NY 10017
_______________________________
PROXY STATEMENT
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●]
_______________________________

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” “Acacia” and the “Company”) for use at our virtual 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on [●], [●], at [●]:00 [●].m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held via a live webcast, which can be accessed on the internet by visiting [www.virtualshareholdermeeting.com/ACTG2023], where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.

Please refer to the section of this Proxy Statement entitled “Questions and Answers Regarding the Annual Meeting” for additional information regarding how to attend the virtual Annual Meeting and vote your shares.

Only stockholders of record at the close of business on [●] (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report on Form 10-K"), including audited financial statements, were mailed on or about [●], to all stockholders entitled to receive notice of and vote at the Annual Meeting. In addition, these proxy solicitation materials and our Annual Report on Form 10-K, are available at http://proxymaterial.acaciaresearch.com.

Meet Our Board

Qualifications of Our Board

Our Board is comprised of actively engaged individuals with diverse skills, experiences and backgrounds that contribute to the effective oversight of our Company. The Board believes these varied qualifications help to inform and better oversee decisions regarding the Company’s long-term strategic growth.

The presentation below is a high-level summary of our Board’s skills. For further information about each director, please see the section of this Proxy Statement entitled “Proposal No. 1―Nominees for Director―Information Regarding the Director Nominees” below.

Intellectual Property and Financial Expertise Breadth and depth of experience in the Company's business
Diverse Characteristics Gender Diversity
Executive Experience Executive experience, including serving as senior executive within a complex organization
Financial Reporting Experience overseeing the presentation of financial results as well as internal controls
Marketing & Media Experience overseeing internal and external communications and engagement with stakeholders
Public Company Experience Experience as a board member of other publicly traded companies
Risk Management Experience overseeing complex risk management matters
Strategic Planning Experience driving the strategic direction and growth of an organization
Committee Structure

	Audit Committee	Compensation Committee	Nominating Governance & Sustainability Committee	Strategic Committee
Gavin Molinelli (Independent)
Isaac T. Kohlberg (Independent)
Maureen O’Connell (Independent)
Jonathan Sagal (Independent)
Katharine Wolanyk (Independent)
 Committee Chair            Committee Member

Leadership Structure

Our Board believes it is in our Company’s best interests that the positions of Chairman and Chief Executive Officer are separate, with Mr. Molinelli serving as our Chairman and Mr. McNulty serving as our interim Chief Executive Officer. Our Board believes separating these roles promotes effective leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

Our Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. For more details regarding our leadership structure, please see the section of this Proxy Statement entitled “Proposal No. 1―Board Leadership Structure” below.
Questions and Answers Regarding the Annual Meeting
The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Q.	When and where will the Annual Meeting be held?

A: You are invited to attend the Annual Meeting on [●], [●], at [●]:00 [●].m., Eastern Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: [www.virtualshareholdermeeting.com/ACTG2023]. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the questions titled “How can I vote my shares at the Annual Meeting?” and “How can I vote my shares without attending the Annual Meeting?” for information on obtaining your 16-digit control number.

An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our Annual Report on Form 10-K.

Q.	What are the proposals at the Annual Meeting?

A:	Stockholders will consider and vote by internet, mail, telephone, or virtually at the Annual Meeting, upon the following matters:

•
Proposal No. 1: To elect five directors to serve on our Board until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) or until their respective successors are duly elected and qualified (which we also refer to as the “Director Election Proposal”);

•
Proposal No. 2: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (which we also refer to as the “Auditors Ratification Proposal”);

•
Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement (which we also refer to as the “Say-on-Pay Proposal”);

•
Proposal No. 4: To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (which we also refer to as the “Say-on-Frequency Proposal”); and

•
Proposal No. 5: To approve an amendment to our Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) to remove the Maximum Percentage limitation (as defined in the Certificate of Designations) (which we also refer to as the “Amendment Proposal”);

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Q.How does the Board of Directors recommend that I vote on the proposals?
A:The Board recommends that our stockholders vote “FOR” each of Proposals No.1, No.2, No. 3, and No. 5 and for “ONE YEAR” for Proposal No. 4 by voting via the internet or by telephone or using the enclosed proxy card.

Q:What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner, and how does this affect my options for voting my shares at the Annual Meeting?
A: Most of our stockholders hold their shares beneficially in “street name” through a broker, bank, or other nominee (“Beneficial Owner”) rather than directly in their own name (“Stockholder of Record”). There are some distinctions between shares held of record and shares owned beneficially, specifically:

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the Stockholder of Record with respect to those shares, and these proxy materials are being sent directly to you.

As a Stockholder of Record, you have the right to vote by proxy or to vote electronically via live webcast at the Annual Meeting. You may vote in advance via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card, as described in further detail below. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote via the internet or by telephone in advance as described below so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the Stockholder of Record with respect to those shares.

As a Beneficial Owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the virtual Annual Meeting. However, because you are not the Stockholder of Record, you may not vote these shares at the virtual Annual Meeting unless you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee. Please refer to the voting instructions provided to you by your broker, bank, or other nominee for instructions on the voting methods they offer.
Q.How can I vote my shares at the Annual Meeting?
A:Shares held directly in your name as the Stockholder of Record may be voted by internet, mail, telephone, or at the Annual Meeting virtually by live webcast. To vote at the Annual Meeting virtually by live webcast you must visit the following website: [www.virtualshareholdermeeting.com/ACTG2023]. You will need the 16-digit control number included on your proxy card. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote via the internet or by telephone in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee.
Q.How can I vote my shares without attending the Annual Meeting?
A:Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Whether you are a Stockholder of Record or a Beneficial Owner, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting.
Stockholder of Record: If you are a Stockholder of Record, you may vote by proxy using the options below.
To vote by internet, you will need the 16-digit control number included on the enclosed proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [●] by visiting www.proxyvote.com and following the instructions.
To vote by telephone, you will need the 16-digit control number included on the enclosed proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [●] by calling 1 (800) 690-6903 and following the instructions.
To vote by mail, complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on [●].

Beneficial Owner. If you are a Beneficial Owner, please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form.
Q.How can I submit a question at the Annual Meeting?
A:This year’s question and answer session for stockholders will include questions submitted live during the virtual Annual Meeting.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through [www.virtualshareholdermeeting.com/ACTG2023]. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Q.What if I need technical assistance?
A.We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on [●]. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Q.Can I change my vote or revoke my proxy?
A:Stockholder of Record: If you are the Stockholder of Record, you may revoke your proxy in any one of four ways:
•You may vote again by internet or by telephone at a later time (prior to the deadline for internet or telephone voting);
•You may submit a properly completed proxy card with a later date (prior to the deadline to vote by mail);
•You may send a written notice that you are revoking your proxy to Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, New York 10017, Attention: Secretary; or
•You may attend the virtual Annual Meeting and vote electronically via live webcast. However, attending the virtual Annual Meeting will not, by itself, revoke your proxy or change your vote.
Beneficial Owner: If you are a Beneficial Owner, you may revoke your proxy by following the voting instructions provided to you by your broker, bank or other nominee.
If you have any questions or need assistance voting your shares, please call Saratoga Proxy Consulting LLC at (212) 257-1311 or toll free at (888) 368-0379.
Q.Who will count the votes?
A:A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.
Q.What does it mean if I get more than one proxy card or voting instruction form?
A:    Stockholder of Record: If you are a Stockholder of Record with shares registered under different names, you will receive more than one set of proxy materials and more than one proxy card. Please complete, sign, date and promptly return each proxy card in the enclosed postage-paid envelope provided or vote by internet or by telephone using the 16-digit control number on each enclosed proxy card to ensure that all of your shares are voted. If you would like all of your shares to be registered in the same name and under the same address, please contact our transfer agent, Computershare Trust Company, N.A. at (800) 962-4284.

Beneficial Owner: If you are a Beneficial Owner with shares held in more than one account, you will receive more than one voting instruction form from your broker, bank or other nominee. Please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form for each account in which your shares are held. If you would like all of your shares to be held in the same account and under the same address, please contact your broker, bank or other nominee.

Q.Who is entitled to vote at the Annual Meeting?
A:Only Stockholders of Record on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee.
Q.How many shares am I entitled to vote?
A:As a Stockholder of Record, you may vote all of the shares owned by you as of the Record Date. If you are a Beneficial Owner of your shares, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account as of the Record Date.
Q.How many votes may be cast?
A:Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. Each outstanding share of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) will be entitled to the number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series A Preferred Stock could be converted on the Record Date. As of the Record Date, [●] shares of our common stock were issued and outstanding and eligible to vote at the Annual Meeting, and 350,000 shares of our Series A Preferred Stock were issued and outstanding and entitled to 9,589,042 votes at the Annual Meeting, which number is equal to the number of whole shares of common stock into which shares of Series A Preferred Stock could be converted on the Record Date without regard to any limitations on conversion. Holders of Series A Preferred Stock are entitled to vote with the holders of our common stock [on an as-converted basis] as a single class on all matters submitted to a vote of the holders of common stock.
Q.What constitutes a “quorum” at the Annual Meeting?
A.The presence at the Annual Meeting, in person (even if not voting) or by proxy, of the holders of a majority in voting power of the shares of our capital stock outstanding as of the Record Date will constitute a “quorum.” Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. Abstentions and broker non-votes are each included for the purpose of determining whether a quorum is present.
Q.What vote is required to elect the directors and approve each of the other proposals?
A.The election of each director in connection with the Director Election Proposal, an uncontested election of directors, requires that the nominee for director must be elected by the affirmative vote of the majority of the votes cast with respect to such director by the shares of our capital stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. A “majority of votes cast” means that the number of shares cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that director nominee. Virtual attendance at the Annual Meeting constitutes presence in person.
The approval of each of the Auditors Ratification Proposal and Say-on-Pay Proposal require the affirmative vote of the holders of a majority of the voting power of the shares of our capital stock present in person or by proxy at the Annual Meeting and entitled to vote on these proposals at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person.
The Say-on-Frequency Proposal provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. The frequency that receives the highest number of votes cast will be considered the frequency recommended by our stockholders.

The approval of the Amendment Proposal requires (1) the affirmative vote of the holders of a majority of the voting power of the capital stock entitled to vote on the proposal and (2) the approval by the holders of a majority of the shares of our Series A Preferred Stock outstanding as of the Record Date entitled to vote thereon, voting as a separate class.
As part of the Recapitalization Agreement, Starboard Value LP has agreed to be present (in person or by proxy) and vote (or cause to be voted) all of the shares of common stock and Series A Preferred Stock beneficially owned by it, at this Annual Meeting FOR the Amendment Proposal. In addition, pursuant to the terms of the Certificate of Designations, holders of a majority of the aggregate Series A Preferred Shares outstanding [have executed] [will execute] a written consent approving the amendment to the Certificate of Designations to remove the Maximum Percentage limitation.

Q:What is the effect of an abstention on a particular proposal?
A:Shares held by persons attending the virtual Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present at the virtual Annual Meeting for purposes of determining the presence of a quorum but will “abstain” from voting on such proposal.

For the Director Election Proposal, abstentions are not counted as votes “FOR” or “AGAINST” a director nominee and will have no effect in determining the outcome of the election of directors. Further, for the Say-on-Frequency Proposal, abstentions will have no effect on the proposal.

For each of the other proposals, abstentions will have the same effect as a vote “AGAINST” such proposal.
Q:What is the effect of a broker non-vote on a particular proposal?
A:A broker non-vote occurs when a bank, broker or other nominee holding shares for a Beneficial Owner has not received instructions from the Beneficial Owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

Each of the Director Election Proposal, Say-on-Pay Proposal and Say-on-Frequency Proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote on these proposals without instructions from the Beneficial Owner. As a result, there may be broker non-votes in connection with these proposals. Broker non-votes, if any, will have no effect on the result of the vote on these proposals.

The Auditors Ratification Proposal is considered a routine matter on which a bank, broker or other nominee may generally vote without instructions from the Beneficial Owner. Thus, we do not expect any broker non-votes in connection with this proposal.

The Amendment Proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote on this proposal without instructions from the Beneficial Owner. As a result, there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Q.How will voting on any other matters be conducted?
A:Although we do not know of any matters to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other matters are properly presented at the Annual Meeting, your properly submitted proxy gives authority to the proxy holders, Martin D. McNulty, Jr. and Jason Soncini, to vote on such matters at their discretion.
Q.Who are the largest principal stockholders?
A:For information regarding holders of more than 5% of the outstanding shares of our common stock or Series A Preferred Stock, see the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.
Q.Who will bear the cost of this solicitation?
A:We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, by email or by facsimile by our directors, officers and certain of our regular employees, without additional compensation. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $10,000 plus phone and other related expenses, in connection with their solicitation services.

Q.Where can I find the voting results of the Annual Meeting?
A:We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the "SEC") within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
Q.Who can answer my questions?
A:Your vote at this year's Annual Meeting is important, no matter how many or how few shares you own. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope promptly or vote by internet or telephone as set forth above. If you have any questions, require assistance in submitting a proxy for your shares, or would like to request a copy of the proxy materials, please call Saratoga Proxy Consulting, LLC, the proxy solicitation firm assisting us in the solicitation of proxies:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K, as well as in other filings we make with the SEC from time to time. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could materially differ from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:

TO ELECT FIVE DIRECTORS TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED
General

Our Bylaws provide that the number of directors shall be set by the Board, but in any case, shall not be less than five and not more than nine. The Board has set the current number of directors at five. We currently have five members of our Board and no vacancies. At each Annual Meeting of Stockholders, the successors of each of our directors are elected to hold office for a term expiring at the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The Board, on the recommendation of our Nominating, Governance and Sustainability Committee, has nominated Gavin Molinelli, Isaac T. Kohlberg, Maureen O'Connell, Jonathan Sagal, and Katharine Wolanyk for reelection at the Annual Meeting to serve as directors for a term of office expiring at our 2024 Annual Meeting.

Mses. O'Connell and Wolanyk and Messrs. Molineli, Kohlberg, and Sagal have agreed to serve on the Board if elected, and management has no reason to believe that any of them will be unavailable for service. If any of them are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.
Majority Vote Standard

In uncontested elections such as this one, our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares of our capital stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, such that a director may be elected if the number of shares cast “FOR” that nominee's election exceeds the number of votes cast “AGAINST” that nominee. In a contested election, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.

In accordance with our Bylaws, and in uncontested elections such as this one, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating, Governance and Sustainability Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating, Governance and Sustainability Committee's recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director's resignation offer and the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K to be filed with the SEC within four business days of the Board's determination. Any director who tenders his or her resignation pursuant to Section 2.13.2 of our Bylaws shall not participate in the Nominating, Governance and Sustainability Committee’s recommendation or Board action regarding whether to accept the resignation offer.
Required Vote

If a quorum is present, each nominee for director for whom the number of shares cast “FOR” such nominee's election exceeds the number of votes cast “AGAINST” that nominee will be elected to the Board. This proposal is considered a non-routine matter. As a result, a bank, broker, or other nominee may not vote without instructions from the Beneficial Owner on this matter and there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal. Abstentions will have no effect on this proposal.
Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED HEREIN.

Nominees for Director

The following table sets forth information as to the persons recommended by our Nominating, Governance and Sustainability Committee, and nominated by our Board, to be re-elected as directors.

Name	Age	Director Since	Positions with the Company
Gavin Molinelli	39	2022	Chairman and Director
Isaac T. Kohlberg*+^#%	71	2019	Director
Maureen O'Connell*+#%	61	2019	Director
Jonathan Sagal^#	41	2019	Director
Katharine Wolanyk*+^	60	2019	Director
____________________
*    Member of the Audit Committee
+    Member of the Compensation Committee
^    Member of the Nominating, Governance and Sustainability Committee
#    Member of the Strategic Committee
% Member of the Special Committee
Directors are to be elected at the Annual Meeting. Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.
Information Regarding the Director Nominees

Gavin T. Molinelli has served as Chairman of the Board and a director since October 2022. Currently, Mr. Molinelli is a Partner and Co-Portfolio Manager of Starboard Value LP (“Starboard”), a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies. Prior to Starboard’s formation in 2011, as part of a spin-off, Mr. Molinelli was a Director and an Investment Analyst at Ramius LLC for the funds that comprised the Value and Opportunity investment platform. Prior to joining Ramius LLC in October 2006, Mr. Molinelli was a member of the Technology Investment Banking group at Banc of America Securities LLC. Mr. Molinelli previously served on the Board of Directors of each of Forest City Realty Trust, Inc. (formerly NYSE: FCEA), a real estate investment trust, from April 2018 until its acquisition by Brookfield Asset Management Inc. (NYSE: BAM) in December 2018, Depomed, Inc. (n/k/a Assertio Therapeutics, Inc. (NASDAQ: ASRT)), a specialty pharmaceutical company, from March 2017 to August 2017 and Wausau Paper Corp. (formerly NYSE: WPP), a then leading provider of away from home towel and tissue products, from July 2014 until it was acquired by SCA Tissue North America LLC in January 2016. Mr. Molinelli also previously served on the Board of Directors of Actel Corporation (formerly NASDAQ: ACTL), a semiconductor company. Mr. Molinelli received a B.A. in Economics from Washington and Lee University.

We believe that Mr. Molinelli’s extensive public company board experience and financial expertise, together with his experience serving in various managerial roles make him well qualified to serve on the Board.

Isaac T. Kohlberg has served as a director since May 2019. Mr. Kohlberg has had a distinguished career in advancing entrepreneurship and innovation, and protecting and commercializing intellectual property (“IP”) through corporate deals and startup formation. He currently is a Senior Associate Provost and Chief Technology Development Officer at Harvard University, where he is responsible for the strategic management and commercial development of all technologies and IP arising from Harvard's research enterprise. Mr. Kohlberg's role at Harvard University includes industry liaising and outreach, IP Management, business development, technology commercialization and the formation of startup companies and new ventures around Harvard research and development platforms. In tandem, he is also responsible for generating, structuring, and negotiating research alliances and collaborations with industry and generating industry-sponsored research funding for Harvard faculty. Prior to joining Harvard in 2005, Mr. Kohlberg was the CEO of Tel Aviv University's Economic Corporation and head of Ramot, its technology transfer organization. Prior to his role at Ramot, Mr. Kohlberg held various roles at New York University ("NYU"), including Vice Provost, Vice President for Industrial Liaison (NYU's technology transfer program) and headed the Office of Science and Technology Administration at NYU School of Medicine. During his time at NYU, the institution entered into a major licensing agreement to develop Remicade, a humanized monoclonal antibody used in treatment of Crohn's Disease and other autoimmune diseases, which led to one of the largest royalty revenue streams generated by any university worldwide. Before joining NYU in 1989, Mr. Kohlberg was the CEO of YEDA, the commercial arm of the Weizmann Institute of Science in Israel. While at YEDA,

Mr. Kohlberg negotiated and concluded major royalty-bearing license agreements. A few examples are an agreement with Teva Pharmaceutical Industries Ltd regarding Copaxone, which Teva Pharmaceuticals markets as a proprietary treatment for relapsing/remitting multiple sclerosis, and an agreement with the broadcasting encryption company NDS Group. Mr. Kohlberg has served as a Director at Arix Bioscience PLC (LON: ARIX), a biotechnology investment company, since May 2021. Additionally, Mr. Kohlberg has served as a Director at Anchiano Therapeutics Ltd (TLV: ANCN, NASDAQ: ANCN), a pivotal-stage biopharmaceutical company, from February 2017 through March 2021. and as a Director at Clal Biotechnology Industries Ltd. (TLV: CBI), a life sciences investment company, from February 2015 through May 2020. Mr. Kohlberg also served as a Director of Elicio Therapeutics, a clinical stage biotechnology company, from February 2014 through April 2021. Mr. Kohlberg received his MBA from INSEAD and LLB from Tel Aviv University. He also received a diploma in French culture and historical studies from the University of Strasbourg.

We believe Mr. Kohlberg’s long-term experience in the development of innovations and commercialization makes him well qualified to serve on the Board.

Maureen O’Connell has served as a director since January 2019. Prior to joining Acacia, Ms. O'Connell briefly provided consulting services to the Company from September 2018 to November 2018. Ms. O’Connell is a global business executive, CFO and board director recognized for significant value creation through strategic thinking and action at numerous public companies. She has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. She has chaired the Audit Committee, served on the Transaction and Nominating Committees, and served as the designated financial expert for Fortune 500 and high growth public companies listed on NYSE and NASDAQ. In addition, Ms. O’Connell is a certified public accountant and has been in good standing since 1987. Ms. O’Connell is also recognized for her extensive M&A experience and her strength in operations and technology. Ms. O’Connell was appointed to the Board of ISACA, a non-profit company, in June 2020 and Ms. O’Connell was appointed to the Board of Arix Bioscience PLC, a life sciences investment company, in May 2021. Ms. O’Connell is also currently serving on the Board of HH Global Ltd., a privately held company, and is chair of the Audit Committee. Ms. O’Connell served on the Board of Harte Hanks (NYSE: HHS) from June 2018 to August 2020. Ms. O’Connell was also a member of the Audit Committee and Compensation Committee of Harte Hanks. Ms. O’Connell served on the Board of Sucampo Pharmaceuticals Inc. (NASDAQ: SCMP), a fast growth biotech company, from 2013 to 2018. She played a key role in its sale to Mallinckrodt Plc for $1.2 billion in February 2018. From 2007 to 2017, Ms. O'Connell has served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Scholastic, Inc., a well-known publisher and distributor of children's books and a leading company in educational technology and children's media. From 2002 to 2007, Ms. O’Connell served on the Board of Beazer Homes (NYSE: BZH), a Fortune 500 homebuilder. Initially, Ms. O’Connell served on the Audit and Compensation Committees of Beazer Homes and in 2003 was named Audit Chair. Ms. O’Connell is a National Association of Corporate Directors certified Director.

We believe that Ms. O’Connell’s financial expertise and extensive financial experience at public companies make her qualified to serve on the Board.

Jonathan Sagal has served as a director since November 2019. Mr. Sagal is a Managing Director at Starboard, a New York-based investment advisor with a focused and fundamental approach to investing primarily in publicly traded U.S. companies. Prior to joining Starboard in June 2011, Mr. Sagal was an investment analyst at Casablanca Capital, an investment firm focused on shareholder activism. Previously, he was an investment analyst at Mill Road Capital, where he focused on long-term public and private equity investments in microcap companies, and Prentice Capital Management, where he focused on investments in consumer and retail companies. Prior to Prentice, he was an Investment Banking Analyst at the Mergers & Acquisitions group at Rothschild Inc. Mr. Sagal currently serves on the board of Microlumbia Impact Fund, a student run non-profit fund at Columbia Business School, that focuses on microfinance and impact investing. Mr. Sagal received an M.B.A. from Columbia Business School and graduated from Princeton University, where he received an A.B., summa cum laude, in Philosophy.

We believe that Mr. Sagal’s extensive financial background and investment experience makes him well qualified to serve on the Board.

Katharine Wolanyk has served as a director since January 2019. Ms. Wolanyk is a Managing Director at Burford Capital, LLC, where she leads Burford’s IP business and, until recently, led their Chicago office. Ms. Wolanyk’s career spans the business, legal and engineering arenas, with a particular focus in IP. She was named a World’s Leading IP Strategist by Intellectual Asset Management in 2015 through 2022, and writes and speaks frequently on IP issues. Prior to joining Burford in January 2016, Ms. Wolanyk was President, Chief Legal Officer and a Board member of Soverain Software, an enterprise software company whose patent portfolio has been licensed extensively in the software and internet retailing industries. Ms. Wolanyk also was IP counsel to Terremark Worldwide, Inc., a publicly traded IT solutions firm, General Counsel of Data Return LLC, a managed hosting provider, Senior Vice President of corporate development at Divine, Inc., a publicly traded enterprise software company a corporate attorney at Latham & Watkins LLP, and a systems engineer at Hughes Aircraft Company. Ms. Wolanyk earned her JD from the University of Chicago Law School, and a BS in engineering from Michigan State University. She has served on the University of Chicago Law School Visiting Committee and on the Board of Managers of the YMCA of Metropolitan Chicago.

We believe that Ms. Wolanyk’s extensive business experience and IP expertise make her well qualified to serve on the Board.
Director Independence

Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. In addition, our Corporate Governance Guidelines require that at least two-thirds of the members of the Board meet the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq Stock Market”). The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Molinelli, Kohlberg and Sagal and Mses. O’Connell and Wolanyk, constituting all of our directors, are “independent” as defined in the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”).

Mr. Sagal was appointed to the Board in connection with the execution of that certain Governance Agreement, dated as of November 18, 2019 and amended on January 7, 2020, by and among the Company and the entities and natural persons set forth on the signature pages thereto (the “Governance Agreement”). In determining Mr. Sagal’s independence, the Board considered the Governance Agreement and the Recapitalization Agreement (as defined below) and Mr. Sagal’s relationship with Starboard.

Mr. Molinelli was appointed to the Board in connection with the execution of that certain Recapitalization Agreement (the “Recapitalization Agreement”) dated October 30, 2022 by and among Starboard Value and the Investors (as defined in the Recapitalization Agreement). In determining Mr. Molinelli’s independence, the Board considered the Governance Agreement and the Recapitalization Agreement and Mr. Molinelli’s relationship with Starboard.

For more information regarding our relationship with Starboard, the Recapitalization Agreement and the Governance Agreement, please see the section of this Proxy Statement entitled “Proposal 5―Approval of an amendment to the Certificate of Designations to Remove the Maximum Percentage Limitation, as defined in the Certificate of Designations.”
Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Mr. Molinelli serving as our Chairman and Mr. McNulty Jr. serving as our interim Chief Executive Officer. Our Board believes separating these roles promotes effective leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

The Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating, Governance and Sustainability Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.
Risk Oversight

The Board is actively involved in the oversight of risks, including credit, liquidity, operational, legal and regulatory, information technology, cyber security, data privacy and reputational risks that could affect our business. Environmental, social and governance (“ESG”) matters have been added to the risk factors that the Board considers in its oversight. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its Audit Committee, Nominating, Governance and Sustainability Committee and Compensation Committee. For example, our Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices, system of disclosure controls and internal controls over financial reporting, information technology and cyber security. Our Nominating, Governance and Sustainability Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate environmental, social and governance principles and practices and by considering risks related to our director nominee evaluation process. Our Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Board Meetings and Committees

The Board held a total of fifteen meetings and committees of the Board held a total of eight meetings during the fiscal year ended December 31, 2022. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and meetings of all committees of the Board on which that director served and, in each case, were held during the period that the director served. The Board has an Audit Committee, a Compensation Committee, a Nominating, Governance and Sustainability Committee, and a Strategic Committee. Charters for the Audit Committee, the Compensation Committee and the Nominating, Governance and Sustainability Committee may be viewed on our website at https://www.acaciaresearch.com/corporate-governance.

Audit Committee. The Audit Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. O’Connell currently serves as the Chairman of the Audit Committee. The Audit Committee held five meetings during the fiscal year ended December 31, 2022.
The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee has oversight responsibility for the policies, processes and risks relating to our information security and technology, including cyber security risks. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.

The Board has determined that Ms. O’Connell is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Kohlberg currently serves as the Chairman of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended December 31, 2022.

Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending the compensation package for the chief executive officer to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee see the section of this Proxy Statement entitled “Executive Compensation and Related Information.”

Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee currently consists of Ms. Wolanyk and Messrs. Kohlberg and Sagal, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. Wolanyk currently serves as the Chairman of the Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee held two meetings during the fiscal year ended December 31, 2022. The Nominating, Governance and Sustainability Committee recommended the director nominees to the Board for election at the Annual Meeting. The charter for the Nominating, Governance and Sustainability Committee provides that, among its specific responsibilities, the Nominating, Governance, and Sustainability Committee shall:

•	Establish criteria and qualifications for Board membership, including standards for assessing independence;

•
Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•
Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•
Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating, Governance and Sustainability Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

•
Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•
Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees;

•
Review and discuss with management disclosure of the Company's corporate governance practices, director independence and the director nominations process, and recommend that this disclosure be included in the Company's proxy statement or annual report on Form 10-K, as applicable;

•
Assess annually the performance of the duties specified in the Nominating, Governance and Sustainability Committee Charter by the Nominating, Governance and Sustainability Committee and its individual members;

•
Review and evaluate the Company’s programs, practices and reporting relating to ESG (Environmental, Social and Governance) issues, including the Company’s Human Rights, Environmental, and related policies, and impacts to support the sustainable growth of the Company’s business; and

•	Review and evaluate the Company’s programs, practices and reporting relating to climate-related risks and opportunities.

Strategic Committee. The Strategic Committee was established on November 14, 2019, in connection with the Governance Agreement. The Strategic Committee currently consists of Ms. O’Connell and Messrs. Kohlberg and Sagal. Mr. Sagal currently serves as the Chairman of the Strategic Committee. The Strategic Committee is tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities.

Special Committee. On November 12, 2021, the Board of the Company formed a Special Committee comprised of directors not affiliated or associated with Starboard in order to explore the possibility of simplifying the Company’s capital structure. For further discussion, please see the section of this Proxy Statement entitled “Proposal 5―Approval of an Amendment to the Certificate of Designations to remove the Maximum Percentage Limitation, as defined in the Certificate of Designations―Recapitalization”.

Director Qualification Standards

There are no specific minimum qualifications that the Nominating, Governance and Sustainability Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating, Governance and Sustainability Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the SEC and the Nasdaq Stock Market; and

•	a background that provides a range of experience, qualifications, attributes, skills and knowledge commensurate with our needs

In addition, our Corporate Governance Guidelines provide that the Nominating, Governance and Sustainability Committee will consider the diversity of business experience or other background characteristics of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating, Governance and Sustainability Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. The Nominating, Governance and Sustainability Committee also abides by the Company’s equal opportunity and non-discrimination policy that decisions involving people are made on the basis of job requirements and individual skills, independent of an individual’s race, color, creed, religion, national origin, ancestry, citizenship status, age, sex or gender, gender identity or gender expression (including transgender status), sexual orientation, marital status, military service and veteran status, physical or mental disability, or genetic information, or any other status protected by law.

Diverse Characteristics:
Gender diversity, sexual orientation diversity and international diversity.

Board Diversity Matrix as of the date of December 31, 2022:

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	3	0	0
Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	1
Did Not Disclose Demographic Background	0

We are continuously working to cultivate an inclusive working environment and believe the diversity of our Board promotes innovation and vigorous deliberation as mentioned above.

The Nominating, Governance and Sustainability Committee will consider candidates for director recommended by any stockholder provided that such recommendation is properly submitted. The Nominating, Governance and Sustainability Committee has the following policy with regard to the consideration of any director candidates recommended by a stockholder:

•A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Corporate Secretary in the manner described under “Stockholder Proposals for the 2024 Annual Meeting” and in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

•The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

Further, the following information must be provided to the Company with the written nomination:

•as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (and such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owners, (3) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business or nomination, and (4) a representation whether the stockholder or beneficial owner, if any, intends to or is part of group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination.

The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

The Nominating, Governance and Sustainability Committee considers director candidates that are suggested by members of the Nominating, Governance and Sustainability Committee and the full Board, as well as management and stockholders. The Nominating, Governance and Sustainability Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating, Governance and Sustainability Committee, in its sole discretion. The process by the Nominating, Governance and Sustainability Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating, Governance and Sustainability Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals.

Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the Nominating, Governance and Sustainability Committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member.

Contractual Rights of Starboard to Designate Nominees.

In 2019, the Board began a process to evaluate a wide range of strategic options with the goal of maximizing value for all stockholders and serving the best interests of the Company’s stockholders. As a result of this strategic review, in November 2019, the Company entered into the Securities Purchase Agreement (as defined below) with Starboard pursuant to which Starboard made a $35 million strategic investment in the Company’s Series A Preferred Stock.

As part of that investment, the Board granted to Starboard certain rights related to the Company’s corporate governance, under the Governance Agreement. Pursuant to the Governance Agreement, the Company agreed to nominate and appoint Jonathan Sagal to the Board. Subject to certain limitations set forth in the Governance Agreement, during the Governance Period (as defined in the Governance Agreement), the Company agreed that (i) Mr. Sagal would be a member of the Nominating, Governance and Sustainability Committee, and (ii) Starboard has the right to designate two additional director nominees to the Board.

Under the Recapitalization Agreement, the parties agreed that for a period from the date of the Recapitalization Agreement until May 12, 2026 (the “Applicable Period”), the Board will include at least two directors that are independent of, and not affiliates (as defined in Rule 144 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of, Starboard, with current Board members Maureen O’Connell and Isaac T. Kohlberg satisfying this initial condition. The parties also agreed that Katharine Wolanyk would continue to serve as a director of the Company until at least May 12, 2024 (or such earlier date if Ms. Wolanyk is unwilling or unable to serve as a director for any reason or resigns as a director). Additionally, pursuant to the Recapitalization Agreement, the Company appointed Gavin Molinelli as a Board member and as Chair of the Board. The Company and Starboard also agreed that, following the closing of the Series B Warrants Exercise (as defined below) until the end of the Applicable Period, the number of directors serving on the Board will not exceed 10 members.

In connection with the Recapitalization Agreement as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 1, 2022, the Company and Starboard agreed that the Governance Agreement will automatically terminate effective upon the later of the closing of the Recapitalization (as defined below) and the date on which no Notes (as defined in the Securities Purchase Agreement) remain outstanding. For more information regarding our relationship with Starboard, the Recapitalization, and the Governance Agreement, please see the section of this Proxy Statement entitled “Proposal 5―Approval of an Amendment to the Certificate of Designations to remove the Maximum Percentage Limitation, as defined in the Certificate of Designations―Recapitalization”.

Codes of Conduct

The Code of Conduct for Employees and Directors and Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers (together, the “Codes of Conduct”) may be viewed on our website at https://www.acaciaresearch.com/corporate-governance. The corporate Code of Conduct for Employees and Directors applies to all of our officers, directors and employees. The Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers is an additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Any waiver of the corporate Code of Conduct for Employees and Directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law. Any waiver of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be made only by the Audit Committee and must be promptly disclosed to stockholders in the manner required by applicable law.

Environmental, Social, and Governance (ESG) Matters

Acacia is committed to ESG matters and being a responsible corporate citizen. We are proud of our contribution to the lives of all the people that we deal with, all over the globe. We consider ESG criteria as a critical element of our risk mitigation and business analysis and investment process and thus we incorporate sustainability into the business decision we make. We build durable, scalable programs and processes and set long-term goals for ESG performance, including in the areas of governance, diversity and inclusion, and the environment.

Approach

Acacia’s top priority is to act as responsible stewards of the business for our stockholders and stakeholders, including employees, customers, investors, and the communities where we operate. Our approach to ESG is risk-based and non-concessionary, meaning that we consider ESG criteria as an integral part of the decisions we make and our risk mitigation process without needing to sacrifice business performance over ESG criteria. We do this because we believe that business decisions that are considerate of ESG criteria will result in better risk-adjusted returns over time than those that do not.
•Culture and Human Capital―People and culture are at the core of our business. We have an exceptionally talented team working to implement our unique business plan. Our team comes from disparate and diverse backgrounds and brings a range of highly developed individual skills to our common endeavor. We value each individual contribution that advances our common goals. Accordingly, we are committed to maintaining an inclusive team and culture that gives each individual an opportunity to make their greatest individual contribution.

•Diversity and Inclusion―We continue to be dedicated to promoting a culture of diversity and acceptance within our Company and Board and with those we do business with. We aim to recruit, retain, and promote a diverse and talented team of employees and leadership. Acacia believes that all current and prospective employees and partners—regardless of religion, sex, race, national origin, gender identity or expression, sexual orientation, age, or disability—should be welcomed and treated with respect and dignity in the workplace. This diversity and inclusion allow us to function better as a team of innovators and benefit both our stakeholders and communities.

•Safety & Health―We are proud to offer all of our employees comprehensive health care benefits.

•Ethics & Compliance―We maintain the Codes of Conduct, which are available on our website, at https://www.acaciaresearch.com/corporate-governance. The Codes of Conduct are the foundation of our high-level commitment to ensuring our officers, directors, and employees act at all times in an honest and ethical manner in connection with their service to the Company.

•Environmental and Sustainability―Our corporate environmental responsibility efforts begin by making decisions and conducting our business in an environmentally sensitive and proactive manner by conserving natural resources, minimizing waste through recycling, and using renewable and cleaner energy sources when possible.

ESG Initiatives

The Nominating, Governance, and Sustainability Committee oversees ESG matters and work under the Six ESG Principles outlined below that were adopted in 2022. The Company’s ESG Advisory Committee aims to provide Company employees with ongoing ESG education and professional development, and the Company continues to work closely with third-party resources and the Board to enhance its ESG efforts.

Six ESG Principles

1.Incorporate ESG considerations into business analysis and actions;
2.Be active corporate leaders and incorporate ESG issues into our policies and practices;
3.Seek appropriate disclosure and assurances on ESG issues by the companies we do business with;
4.Promote acceptance and implementation of these principles within our industry and peers;
5.Work with others to enhance our effectiveness in implementing these principles; and
6.Report on our activities and progress towards implementing sustainable business and social practices

ESG Advisory Committee―The Company maintains an active and engaged internal ESG Advisory Committee to promote, monitor and measure the Company’s commitment and compliance to responsible investment practices. This committee consists of senior level representatives from executive leadership, legal/compliance, and investor relations. The ESG Advisory Committee regularly meets to review and discuss all responsible investment initiatives, goals, and reporting requirements and will endeavor to provide quarterly updates of its work to the Nominating, Governance, and Sustainability Committee.

ESG Education and Professional Development―Acacia has a culture of constant improvement in our ESG efforts supported from the top down. This includes encouraging and sponsoring employee’s efforts to participate in ESG-related networking events and continuing education/certification opportunities.

ESG Collaboration and Resources―Acacia continually assesses and engages with third-party resources to help us evolve our ESG-related initiatives. Examples of these parties include:

•The Sustainability Accounting Standards Board (SASB);

•United Nations Global Compact, Global Reporting Initiative (GRI); and
•1.5°C UN Global Compact.

Each of these organizations promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks for Acacia and our stockholders.

UN Global Compact―In March 2022, the Company joined the UN Global Compact (UNGC) as a signatory to signify our commitment to the Ten Principles of the UNGC. These Ten Principles provide a standard for businesses in the areas of human rights, labor, environment and anti-corruption. Our membership in the UNGC requires us to provide an annual description of actions that we are taking to implement the Ten Principles and to report the measurement of the outcome of these actions. Please visit https://www.unglobalcompact.org/what-is-gc/mission/principles for details on each of the Ten Principles and further information on the UN Global Compact and its mission.

Information Security

Our Audit Committee has oversight responsibility for the policies, processes and risks relating to our information security and technology, including cyber security risks. On a quarterly basis, the senior officer of our internal control group reports to the audit committee and assists the committee with its review of relevant risks within its oversight responsibility and of our internal controls, including information security. The senior officer of our internal control group attends all scheduled audit committee meetings and provides in-depth reports on specific information security and technology risks, including cyber security risks, and updates the audit committee on the status of projects to strengthen the company’s security systems and improve cyber readiness. Acacia has insurance coverage of cyber risks, including an information security risk insurance policy, and actively monitors these risks through a third party. Acacia has not experienced an information security breach in the last three years.

Environment

We use technology to lessen impact on the environment. Between 2019 and 2021 we migrated from legacy technology to the Cloud and continue to promote paperless solutions for accounts payables, payroll and HR to consistently reduce the number of physical mailings. We are committed to a 100% cloud environment providing an efficient technology footprint. We regularly monitor our environmental activity to assess and minimize our environmental impact. Stockholders are encouraged to review our Corporate ESG Report, which can be found on our website at https://acaciaresearch.com/corporate_governance.

Insider Trading Policies

In December 2021, our Board adopted a corporate Insider Trading Policy related to trading securities generally, which is designed to prevent and detect the misuse of material, non-public information (“MNPI”), and is intended to complement the Company’s Insider Trading Policy related to Company securities already in place. These Insider Trading Policies may be viewed on our website at https://acaciaresearch.com/corporate_governance. The Insider Trading Policies apply to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.

Insider Trading Policy Relating to Company Securities

Our Insider Trading Policy relating to Company securities applies to all transactions in the Company’s equity securities, including common stock and any other type of securities that the Company may issue, such as preferred stock, notes, bonds, convertible debentures and warrants, and exchange- traded options (including puts and calls) and other derivative securities. The policy outlines, among other things, prohibited behavior relating to Company securities by directors, officers and employees, including named executive officers, consultants, contractors, agents and certain family members of those persons (collectively, “Covered Persons”) including the prohibition on trading in Company securities while in possession of MNPI concerning the Company or its securities, engaging in hedging transactions related to Company securities, such as put or call options, short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, our Insider Trading Policy prohibits Covered Persons from holding Acacia securities in a margin account or otherwise pledging Acacia securities as collateral for a loan without prior approval by the Company.

Insider Trading Policy for all other Securities

Consistent with the Company’s duty to prevent insider trading and to fulfill its obligation to establish, maintain and enforce written policies and procedures to prevent insider trading, Acacia has adopted procedures to prevent and detect the misuse of MNPI. Consistent with the policy, no person to whom the policy applies, which includes officers, directors, employees, and any person serving in a similar capacity (“Covered Persons”), may trade, either personally or on behalf of Acacia or any others (such as family members or others that live in the household of a Covered Person) while in possession of MNPI, nor may any Covered Person communicate MNPI to others in violation of the law. The policy also contains policies covering, among other things, personal trading by Covered Persons.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to Gavin Molinelli, Chairman, Acacia Research Corporation, c/o Jennifer Graff, Corporate Secretary, 767 Third Avenue, 6th Floor, New York, NY 10017. Our Corporate Secretary will act as agent for the Chairman in facilitating such direct communications to the Board in accordance with our Policy Statement on Corporate Communications to Investors and Media, which can be found on our website at https://acaciaresearch.com/corporate-governance.

Stockholder Engagement

We maintain an open and interactive dialogue with our stockholders. Our relationship with our stockholders, as the owners of our Company, is an important part of our success and our management team believes that active stockholder engagement is an important source of strategic and investment insight. Our stockholders’ views are shared with our Board, and incorporated in discussions of our strategy, operational performance, financial results, corporate governance, compensation programs, and related matters.

Our management team is primarily responsible for investor relations. Direct and open stockholder engagement drives increased corporate accountability, improves decision making, and ultimately creates long-term value. Our management team provides regular updates to our Board regarding stockholder feedback.

During 2022, we conducted an extensive stockholder outreach effort which included reaching out to stockholders representing over [●] of our outstanding shares, including one-on-one calls or video conferences with [●] of our top-10 largest stockholder holders and [●] of our top-20 largest stockholders to solicit their feedback and hear their views on the Company’s practices and policies as we evolve. Members of our management team participated in each of these conversations. In addition to these conversations, we maintain ongoing dialogue with many of our investors through our investor relations program and have made a concentrated effort to engage with stewardship and governance contacts throughout the year.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Two of our directors attended our 2022 annual meeting of stockholders.

DIRECTOR COMPENSATION PROGRAM FOR 2022

During 2022, our non-employee directors earned a cash retainer for service on our Board. The Chair of our Board earned an annual retainer for such service in addition to, non-Chair director annual retainers, and the chair of each committee earned an annual retainer for such service in addition to, non-Chair committee member annual retainers for members of the Strategic Committee. Members of the Special Committee receive a per meeting fee. The annual cash retainers for directors and committee members were pro-rated based on the period of time during which service was provided during the year and generally were paid on a quarterly basis in arrears.

Under this director compensation program as described above, the annual fees non-employee directors earned for service on our Board, and for service on each committee of our Board of which the director was a member, during 2022 were as follows:

	Member Annual Retainer ($)	Chair Annual Retainer ($)	Per Meeting Fee($)
Board of Directors	80,000	75,000
Audit Committee	—	25,000
Compensation Committee	—	20,000
Nominating, Governance and Sustainability Committee	—	15,000
Strategic Committee	80,000	10,000
Special Committee			2,000

Beginning in 2023, non-employee directors will have the option of receiving these fees in an equivalent amount of Company stock.

For 2022, each non-employee director who commenced service on our Board was eligible to receive an onboarding award consisting of restricted stock units with an aggregate grant date fair value of $120,000, prorated for a 12-month period. The form of the award was determined by our Board (or a designated committee thereof) at the time of each grant. Initial onboarding grants are anticipated to be issued in the form of restricted stock units, which vest on the date of the Company’s annual meeting following the director’s appointment date, subject to the director’s continued service.

In addition, on the date of the 2022 annual meeting of stockholders, each non-employee director continuing to serve as a director following the annual meeting was granted restricted stock units that vest on the date of our 2023 annual meeting of stockholders and that had an aggregate grant date fair value of $120,000 prorated based on the number of full months of service on our Board since the 2022 annual meeting of stockholders.

The number of shares of restricted stock each non-employee director received was determined based on the closing price of our common stock on the grant date and resulted in the grant of 26,201 shares of restricted stock to each of Messrs. Kohlberg and Sagal and Mses. O’Connell and Wolanyk. Each of these restricted stock units were granted under the terms of our 2016 Acacia Research Stock Incentive Plan.

2022 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2022 compensation information for our non-employee directors who served on the Board during 2022:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Non-qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)	Total ($)
Gavin Molinelli(3)	25,833	—	—	—	—	—	25,833
Isaac T. Kohlberg	280,000	120,001	—	—	—	—	400,001
Maureen O'Connell	347,500	120,001	—	—	—	—	467,501
Jonathan Sagal	170,000	120,001	—	—	—	—	290,001
Katharine Wolanyk	95,000	120,001	—	—	—	—	215,001

(1)	Includes annual cash retainers for service on the Board and as a member of the chair of any committee thereof. For Mr. Molinelli, includes a prorated annual cash retainer for his service as the Chair of our Board beginning October 30, 2022 and for Ms. O’Connell, includes the annual cash retainer for her service as Chair of our Board, prorated through October 30, 2022.
(2)
Amounts shown represent the aggregate grant date fair value of restricted stock units granted to the directors as determined pursuant to ASC Topic 718, “Compensation – Stock Compensation,” (“ASC Topic 718”). The methodology used to calculate the value of restricted stock units is set forth under Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 17, 2023. The 26,201 restricted stock units granted to each of Messrs. Kohlberg and Sagal and Mses. O’Connell and Wolanyk remained outstanding and unvested at the end of fiscal year 2022.

(3)	Mr. Molinelli began serving as the Chair of the Board on October 30, 2022.

PROPOSAL NO. 2:

TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

General

Grant Thornton LLP, (“GT”), our independent registered public accounting firm for the fiscal year ended December 31, 2022, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2023, subject to ratification by the stockholders. GT has audited our financial statements since October 2022.

Transition of Audit Firms

BDO USA, LLP, (“BDO”), our former independent registered public accounting firm, audited our consolidated financial statements for the fiscal years ended December 31, 2021 and fiscal quarters ended March 31, 2022 and June 30, 2022. The Audit Committee, with the assistance of management, conducted an auditor review and selection process in order to select the firm to serve as our independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2022. As a result, the Audit Committee recommended to the Board, and the Board approved, the dismissal of BDO on August 30, 2022. On August 31, 2022, the Audit Committee recommended, and the Board approved, the appointment of GT as our independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2022.

BDO’s audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 did not contain any adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Prior to the Company’s engagement of BDO, the audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, as prepared by the Company’s previous independent registered public accounting firm, GT, did not contain any adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On September 7, 2022, the Company filed a Current Report on Form 8-K (the “Current Report”) disclosing the dismissal of BDO and engagement of GT. In accordance with Item 304(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), the Company provided BDO with a copy of the disclosures it was making in the Current Report prior to the filing of the Current Report. The Company requested that BDO furnish a letter addressed to the SEC stating whether or not it agreed with the statements made in the Current Report as promptly as possible so that the Company could file the letter with the SEC within ten business days after the filing of the Current Report. The letter is filed as Exhibit 16.1 to the Current Report.

During the fiscal year ended December 31, 2021 and the subsequent interim period through August 31, 2022, there were no (i) “disagreements,” with BDO, as such term is described in Item 304(a)(1)(iv) of Regulation S-K , on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K. Prior to the Company’s engagement of BDO, during the fiscal year ended December 31, 2020, there were no (i) “disagreements,” as such term is described in Item 304(a)(1)(1)(iv) of Regulation S-K and the related instructions thereto, with the Company’s previous independent registered accounting firm, GT, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of GT, would have caused GT to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Except for GT’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, during the years ended December 31, 2020 and December 31, 2021 and the subsequent interim period through August 31, 2022, neither the Company nor any person on its behalf consulted with GT with respect to either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that GT concluded was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively.

If our stockholders do not ratify the selection of GT as our independent registered accounting firm for the fiscal year ending December 31, 2023, or if GT should decline to act or otherwise become incapable of acting as our independent registered public accounting firm, or if our engagement of GT as our independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will consider whether to appoint a substitute independent registered public accounting firm. A representative of GT is expected to be present at the virtual Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders present virtually at the Annual Meeting.

Required Vote

The affirmative vote of the holders of a majority of the shares of our capital stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to ratify the appointment of GT as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a routine matter under applicable rules. A broker, bank, or other nominee may generally vote without instructions on this matter from the Beneficial Owner. Thus, we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AUDITORS RATIFICATION PROPOSAL.

Audit and Related Fees

GT served as our principal independent registered public accounting firm beginning October 2022 for the year ended December 31, 2022 and BDO served as our principal independent registered public accounting firm for the year ended December 31, 2021. Fees billed in connection with services rendered by GT during the year ended December 31, 2022 and by BDO during the year ended December 31, 2021 were as set forth below (on a consolidated basis including Acacia and its subsidiaries).

Period:	Audit Fees(1) ($)	Tax Fees(2) ($)	All Other Fees(3) ($)
BDO - Fiscal Year Ended December 31, 2022	564,550	363,819	—
BDO - Fiscal Year Ended December 31, 2021	705,210	201,173	7,350
GT - Fiscal Year Ended December 31, 2022	634,438	94,700	—
GT - Fiscal Year Ended December 31, 2021	78,750	42,410	—
____________________

(1)
Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K, consent fees, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)
Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

(3)
All Other Fees consist of fees for permitted services other than those that meet the criteria above, and include certain advisory services performed by BDO USA, LLP or Grant Thornton LLP, as the case may be, related to valuation and due diligence.

Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2022 and 2021 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for 2022, which include our consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2022, and the notes thereto.

Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The members of the Audit Committee currently are Mr. Kohlberg and Mses. O’Connell and Wolanyk. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that Ms. O’Connell qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and Grant Thornton LLP. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, and the Audit Committee has discussed with Grant Thornton LLP the firm’s independence.

Conclusion. Based upon the reviews, discussions and other considerations referred to above, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

Maureen O'Connell
Isaac T. Kohlberg
Katharine Wolanyk

PROPOSAL NO. 3:
NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on a non-binding, advisory basis, the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2022, we provided our stockholders with the same opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in the Proxy Statement for each meeting. We have considered the results of those votes in structuring our compensation programs and practices. We are providing our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the Annual Meeting. After the Annual Meeting, we expect to hold our next non-binding, say on pay advisory vote at our 2024 Annual Meeting.

Summary

We are asking our stockholders to approve on a non-binding, advisory basis the compensation of our named executive officers, as such compensation is described in the section of this Proxy Statement entitled “Executive Compensation and Related Information”, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire section of this Proxy Statement entitled “Executive Compensation and Related Information” for more information regarding the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Required Vote

We believe that the information provided above and in the section of this Proxy Statement entitled “Executive Compensation and Related Information,” the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.

You have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on the following non-binding resolution relating to the compensation of our named executive officers:

“RESOLVED, that the stockholders of Acacia Research Corporation approve, on a non-binding, advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation and Related Information” section, the Summary Compensation Table, and the other related tables and disclosure.”

The non-binding, advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters. We have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.

The affirmative vote of the holders of a majority of the voting power of the shares of our capital stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve, on a non-binding advisory basis, the proposal. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions from the Beneficial Owner on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

PROPOSAL NO. 4:

NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS;

General

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes on the compensation of our named executive officers of the type reflected in the Say-on-Pay Proposal above. Our stockholders may indicate whether they prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years. Our stockholders also may abstain from casting a vote on this proposal.

Based on our stockholders’ support in our prior “say-on-frequency” non-binding, advisory vote in 2017, our Board believes that a majority of our shareholders prefer an annual vote. Since the non-binding, advisory vote in 2017, we have conducted “say-on-pay” votes every year. In accordance with Section 14A of the Exchange Act, the next “say-on-frequency” vote will be held at our 2029 Annual Meeting of Stockholders.

Summary

Our Board believes that the advisory vote on executive compensation should be submitted to our stockholders every year, and therefore recommends that you vote for a one-year interval for the advisory vote on executive compensation. We believe this frequency is in alignment with our executive compensation programs and practices, as we review the core elements of our executive compensation programs and practices annually. In addition, we are aware of the significant interest in executive compensation matters by our stockholders, and value and encourage constructive dialogue with our stockholders on these matters, and an annual advisory vote on executive compensation will allow our stockholders to provide us with their input on our executive compensation practices as disclosed in the proxy statement every year.

Required Vote

You may cast your vote on your preferred voting frequency by choosing the option of every year, every two years, every three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the stockholders of Acacia Research Corporation determine, on a non-binding, advisory basis, that the frequency with which Acacia Research Corporation should submit a non-binding advisory vote on the compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, to the stockholders is: every year; every two years; every three years; or abstain.”

This non-binding, advisory vote on the frequency of future advisory votes on executive compensation is non-binding on us, our Board and our compensation committee. Our stockholders are not voting to approve or disapprove the Board’s recommendation; our stockholders may choose among the four choices presented. The option of one year, two years, or three years that receives the affirmative vote of the greatest number of the votes cast in person or by proxy at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been recommended by our stockholders. Although non-binding, our Board and our compensation committee will carefully review and consider the voting results.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS “EVERY YEAR.”

PROPOSAL NO. 5:

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS TO REMOVE THE MAXIMUM PERCENTAGE LIMITATION, AS DEFINED IN THE CERTIFICATE OF DESIGNATIONS

Background

Starboard is a New York-based investment adviser with a focused and fundamental approach to investing in publicly traded U.S. companies. Starboard’s investment philosophy is to invest in deeply undervalued companies and to actively engage with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all stockholders.

In order to establish a strategic and ongoing relationship between the Company and Starboard, on November 18, 2019, the Company and Starboard entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), which provided the terms of Starboard’s initial capital commitment in the Company (the “2019 Transaction”). As a result of the 2019 Transaction, which was approved by the Company’s stockholders (including for purposes of Nasdaq Listing Rules 5635(b) and 5635(d)) at a stockholder meeting held on February 14, 2020, Starboard acquired the following securities and ownership positions in the Company: (i) 350,000 shares of Series A Preferred Stock, (ii) Series A Warrants to purchase up to 5,000,000 shares of common stock (the “Series A Warrants”) and (iii) Series B Warrants to purchase up to 100,000,000 shares of common stock (the “Series B Warrants”). The Securities Purchase Agreement also established the terms of certain senior secured notes issued by the Company.

As part of that investment, pursuant to the Governance Agreement Starboard was granted certain rights related to the Company’s corporate governance, including director designation rights. Mr. Molinelli, the Chairman of the Board, is a Partner and Co-Portfolio Manager of Starboard, and Mr. Sagal, a member of the Board, is a Managing Director at Starboard.

The Recapitalization

On November 12, 2021, the Board of the Company formed a Special Committee comprised of directors not affiliated or associated with Starboard in order to explore the possibility of simplifying the Company’s capital structure. Management of the Company believes that the Company’s current capital structure, with multiple different series of securities, makes it difficult for investors to understand and value the Company and is an impediment to new public investment.

Further to this purpose and following ongoing negotiations with Starboard, on October 30, 2022, and following the unanimous recommendation thereof of the Special Committee of the Board, the Company entered into the Recapitalization Agreement with Starboard, pursuant to which, among other things, the Company and Starboard agreed to enter into a series of transactions to restructure Starboard’s existing investments in the Company in order to simplify the Company’s capital structure (the “Recapitalization”).

Under the Recapitalization Agreement, the Company and Starboard agreed, among other things, to take all of the following actions in connection with restructuring Starboard’s existing investments in the Company:

•Series A Warrants. Within five business days following the date of the Recapitalization Agreement, Starboard exercised all of the Series A Warrants for cash, and the Company issued to Starboard 5,000,000 shares of common stock in accordance with the terms of the Series A Warrants and paid to Starboard an aggregate amount of $9,000,000 representing a negotiated settlement of the foregone time value of the Series A Warrants (which amount was paid through a reduction in the exercise price of the Series A Warrants).

•Series A Preferred Stock. Subject to the receipt of stockholder approval of this Amendment Proposal, (i) the Company will cause the Certificate of Designations to be amended and restated in the form attached to this Proxy Statement as Appendix A in order to remove the “4.89% blocker” provision (the “Maximum Percentage Amendment”) and (ii) on or prior to July 14, 2023, Starboard will convert an aggregate amount of 350,000 shares of Series A Preferred Stock into common stock in accordance with the terms of the amended and restated Certificate of Designations.

•Series B Warrants. On or prior to July 14, 2023, Starboard will irrevocably exercise 31,506,849 of the Series B Warrants (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the common stock occurring after the date of the Recapitalization Agreement), through a “Note Cancellation” (as defined in the Series B Warrants) or a combination of a “Note Cancellation” and a “Limited Cash Exercise” (as defined in the Series B Warrants) in accordance with the terms of the Series B Warrants, as determined by Starboard (the “Series B Warrants Exercise”). The remaining Series B Warrants will be cancelled immediately following the completion of the Rights Offering (as defined below).

•Rights Offering. The Company launched a Rights Offering on February 14, 2023 whereby stockholders of the Company received rights to purchase an aggregate of 9,618,639 shares of common stock at a price of $5.25 per share (the “Rights Offering”). In connection with the Rights Offering, the Company agreed to provide Starboard with rights to purchase 28,647,259 shares of common stock and Starboard committed to purchase a minimum of 15,000,000 shares of common stock (the “Private Rights Offering”). The Rights Offering closed on March 1, 2023 and an aggregate of 15,068,753 shares were sold in connection with the Rights Offering and concurrent Private Rights Offering, including 15,000,000 shares acquired by Starboard.

•Recapitalization Payment. At the closing of the Series B Warrants Exercise, the Company will pay to Starboard an aggregate amount of $66,000,000 (the “Recapitalization Payment”) representing a negotiated settlement of the foregone time value of the Series B Warrants and the Series A Preferred Stock (which amount will be paid through a reduction in the exercise price of the Series B Warrants). If stockholder approval for the amendment to the Certificate of Designations to remove the “4.89% blocker provision” is not obtained, the Recapitalization Payment will be reduced by $12,700,000.

•Governance. Under the Recapitalization Agreement, the parties agreed that for the Applicable Period, the Board will include at least two (2) directors that are independent of, and not affiliates (as defined in Rule 144 under the Exchange Act) of, Starboard, with current Board members Maureen O’Connell and Isaac T. Kohlberg satisfying this initial condition under the Recapitalization Agreement. The parties also agreed that Katharine Wolanyk would continue to serve as a director of the Company until at least May 12, 2024 (or such earlier date if Ms. Wolanyk is unwilling or unable to serve as a director for any reason or resigns as a director). Additionally, the Company appointed Gavin Molinelli as a member and as Chair of the Board. The Company and Starboard also agreed that, following the closing of the Series B Warrants Exercise until the end of the Applicable Period, the number of directors serving on the Board will not exceed 10 members. The Company and Starboard also agreed that the Governance Agreement shall automatically terminate effective upon the later of the closing of the Recapitalization and the date on which no Notes (as defined in the Securities Purchase Agreement) remain outstanding.

•Fair Price Provision. The Recapitalization Agreement includes a “fair price” provision requiring, in addition to any other stockholder vote required by the Company’s Certificate of Incorporation or Delaware law, the affirmative vote of the holders of a majority of the outstanding voting stock held by stockholders of the Company other than Starboard and its affiliates, by or with whom or on whose behalf, directly or indirectly, a business combination is proposed, in order to approve such a business combination; provided, that the additional majority voting requirement would not be applicable if either (x) the business combination is approved by the Board by the affirmative vote of at least a majority of the directors who are unaffiliated with Starboard or (y) (i) the consideration to be received by stockholders other than Starboard and its affiliates meets certain minimum price conditions, and (ii) the consideration to be received by stockholders other than Starboard and its affiliates is of the same form and kind as the consideration paid by Starboard and its affiliates.

The foregoing description of the Recapitalization Agreement and Recapitalization is a summary of the material terms of such agreement and transaction, does not purport to be complete, and is qualified in its entirety by reference to the Recapitalization Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 1, 2022.

The Maximum Percentage Amendment

So that Starboard can fully effect the transactions set forth in the Recapitalization Agreement, we are asking stockholders to approve an amendment (the “Maximum Percentage Amendment”) to the Certificate of Designations in order to remove the “4.89% blocker” provision (the “Maximum Percentage”). The amended and restated form of the Certificate of Designations effecting the Maximum Percentage Amendment is attached to this Proxy Statement as

Appendix A. The Maximum Percentage Amendment would not amend any other provisions of the Certificate of Designations.

Required Vote; Starboard Voting Commitment

Adoption of the Maximum Percentage Amendment requires (1) the affirmative vote of the holders of a majority of the voting power of the capital stock entitled to vote on the proposal and (2) the approval by the holders of a majority of the shares of our Series A Preferred Stock outstanding as of the Record Date entitled to vote thereon, voting as a separate class. Abstentions and broker non-votes will have the same effect as votes against the Maximum Percentage Amendment. As part of the Recapitalization Agreement, Starboard Value has agreed to be present (in person or by proxy) and vote (or cause to be voted) all of the shares of common stock and Series A Preferred Stock beneficially owned by it, at this Annual Meeting FOR the Amendment Proposal. In addition, pursuant to the terms of the Certificate of Designations, holders of a majority of the aggregate Series A Preferred Shares outstanding [have executed] [will execute] a written consent approving the amendment to the Certificate of Designations to remove the maximum percentage limitation.

Potential Consequences

If the Maximum Percentage Amendment is approved by the stockholders, then such amendment will become effective upon filing the amended and restated Certificate of Designations set forth in Appendix A with the Delaware Secretary of State, which filing will be completed promptly after the Annual Meeting, and on or prior to July 14, 2023, Starboard will convert an aggregate amount of 350,000 shares of Series A Preferred Stock into 9,589,042 shares of common stock in accordance with the terms of the amended and restated Certificate of Designations.

If the Maximum Percentage Amendment is not approved and adopted by the stockholders the Maximum Percentage would remain in place, Starboard Value would not be able to convert the 350,000 shares of Series A Preferred Stock owned by it as part of the Recapitalization, and the Recapitalization Payment will be reduced by $12,700,000.

Immediately following and as a result of the completion of the transactions contemplated by the Recapitalization Agreement (including the exercise of 31,506,849 of the Series B Warrants), Starboard would beneficially own approximately [●]% of the voting power of our common stock (if the Maximum Percentage Amendment is approved) or [●]% of the voting power of our common stock (if the Maximum Percentage Amendment is not approved), based on [●] shares of common stock outstanding as of the Record Date.

Accordingly, Starboard may control a majority of the voting power of our outstanding common stock. As a result, we may qualify as a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may avail itself of certain corporate governance exemptions afforded to controlled companies, including the requirements that a majority of the Board consist of independent directors, we have a nominating and corporate governance committee that is composed entirely of independent directors, and we have a compensation committee that is composed entirely of independent directors.

If we become a controlled company upon the completion of the transactions pursuant to the Recapitalization Agreement, we may decide to rely on some or all of these exemptions. Accordingly, if we decide to rely on those exemptions our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Interests of Certain Persons in the Amendment Proposal

As described in further detail above, if the Maximum Percentage Amendment is approved by stockholders, on or prior to July 14, 2023, Starboard will convert an aggregate amount of 350,000 shares of Series A Preferred Stock into 9,589,042 shares of common stock in accordance with the terms of the amended and restated Certificate of Designations. If the Maximum Percentage Amendment is not approved and adopted by the stockholders the Maximum Percentage would remain in place, Starboard Value would not be able to convert the 350,000 shares of Series A Preferred Stock owned by it as part of the Recapitalization, and the Recapitalization Payment will be reduced by $12,700,000. Immediately following and as a result of the completion of the transactions contemplated by the Recapitalization Agreement (including the exercise of 31,506,849 of the Series B Warrants), Starboard would beneficially own approximately [●]% of the voting power of our common stock (if the Maximum Percentage Amendment is approved) or [●]% of the voting power of our common stock (if the Maximum Percentage Amendment is not approved), based on [●] shares of common stock outstanding as of the Record Date. Also, see “Potential Consequences” above.

Recommendation of the Board of Directors

Our Board, acting on the unanimous recommendation of the Special Committee unanimously determined that the Recapitalization and the Recapitalization Agreement and the transactions contemplated thereby were advisable and in the best interests of Acacia and our stockholders (other than Starboard), and UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT PROPOSAL.

OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of the Record Date, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers as identified in the “Summary. Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Commons Stock	Percent of Class(1)

Named Executive Officers
Martin D. McNulty, Jr.(2)	60,000	250,000	—	—	*
Richard Rosenstein(3)	85,225	75,000	160,225	—	*
Jason W. Soncini(4)	100,811	168,750	123,311	—	*
Marc W. Booth(5)	298,749	362,500	346,248	—	*
Clifford Press(6)	268,836	—	268,836	—	*
Lawrence Wesley Golby(7)(8)	73,368	—	73,368	6,700	*
Directors:
Gavin Molinelli	—	—	—	—	*
Isaac T. Kohlberg	30,619	—	30,619	—	*
Maureen O’Connell	186,776	—	186,776	—	*
Jonathan Sagal	123,544	—	123,554	—	*
Katharine Wolanyk	161,776	—	161,776	—	*
All Directors and Executive Officers as a Group (eleven persons)(9)	1,389,704	856,250	1,474,713	6,700	2.52%
*Less than one percent
____________________

(1)
The percentage of shares beneficially owned is based on [●] shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock that may be acquired within 60 days after the Record Date, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	Mr. McNulty holds 60,000 RSUs and an option to purchase 250,000 shares of common stock which were granted in 2022 and vest in equal installments over a four-year period through March 8, 2026, none of which vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(3)	Mr. Rosenstein resigned as Chief Financial Officer on January 27, 2023. Mr. Rosenstein entered into a consulting agreement with the Company effective January 28, 2023, which allows for continued vesting through April 30, 2023, the consulting period, of certain grants. 21,625 RSUs which were granted in 2020 were cancelled upon Mr. Rosenstein’s resignation and are therefore excluded from beneficial ownership; 30,000 RSUs and an option to purchase 75,000 shares of common stock which were granted in 2021 were cancelled upon Mr. Rosenstein’s resignation and are therefore excluded from beneficial ownership and 30,000 RSUs and an option to purchase 75,000 shares of common stock which were granted in 2022 were cancelled upon Mr. Rosenstein’s resignation and are therefore excluded from beneficial ownership.

(4)	Mr. Soncini holds 30,000 RSUs which were granted in 2021 and vest over a three-year period through March 16, 2024, 15,000 of which will not vest within 60 days following the Record Date and are therefore excluded from beneficial ownership; 15,000 RSUs and an option to purchase 56,250 shares of common stock which were granted in 2021 and vest over a three-year period through the Company’s 2024 Annual Meeting of Stockholders, 7,500 of such RSUs and a portion of the option with respect to 18,750 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership; 45,000 RSUs and an option to purchase 112,500 shares of common stock which were granted in 2022 and will vest in equal installments over a three-year period through March 8, 2025, 30,000 of such RSUs and a portion of the option with respect to 75,000 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.
(5)	Mr. Booth holds 30,000 RSUs and an option to purchase 112,500 shares of common stock granted in 2021 and will vest in equal installments over a three-year period until the Company’s 2024 Annual Meeting of Stockholders, 15,000 of such RSUs and a portion of the option with respect to 37,500 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership; 100,000 RSUs and an option to purchase 250,000 shares of common stock which were granted in 2022 and will vest in equal installments over a three-year period through March 8, 2025, 66,667 of such RSUs and a portion of the option with respect to 166,667 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.
(6)	Mr. Press resigned as Chief Executive Officer and President on November 1, 2022. As of the Record Date, Mr. Press held 268,836 shares of common stock and had no outstanding options to purchase shares of common stock.
(7)	Mr. Golby resigned as Chief Investment Officer on November 28, 2022. Mr. Golby holds 73,368 shares of common stock and has no outstanding options to purchase shares of common stock.
(8)	The shares listed in the column titled “Amount of Indirect Beneficial Ownership of Commons Stock” are held in trusts for the benefit of Mr. Golby’s minor children and for which Mr. Golby is an investment advisor.
(9)	The column title “Common Stock Restricted Stock and Restricted Stock Units” excludes an aggregate of of 313,212 RSUs from beneficial ownership and the column title “Share of Common Stock Issuable Upon Exercise of Options” excludes options to purchase an aggregate of 493,750 shares of common stock.

Amount and Nature of Beneficial
Ownership of Common Stock

Beneficial Owner and Address	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Total	Percent of Class(1)
5% Stockholders:
Starboard Value LP(2)	20,000,000	0	20,000,000	0	20,000,000	34.2%
____________________

(1)	The percentage of shares beneficially owned is based on [●] shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under rules and regulations of the SEC.
(2)
The beneficial owner’s address is 777 Third Avenue, 18th Floor, New York, New York, 10017. These securities are held by various managed accounts and funds to which Starboard serves as the investment manager, including, without limitation, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Account Managed by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, and Starboard X Master Fund Ltd. Starboard also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value GP LLC (“Starboard Value GP”) acts as the general partner of Starboard. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.

(3)	The value in the columns title “Percent of Class” does not reflect Starboard’s ownership of 350,000 shares of Series A Preferred Stock, which entitles it to additional votes at the Annual Meeting. As of the Record Date, the 350,000 shares of Series A Preferred Stock were entitled to 9,589,042 votes at the Annual Meeting, which number is equal to the number of whole shares of common stock into which the 350,000 shares of Series A Preferred Stock could be converted on the Record Date without regard to any limitations on conversion. Holders of Series A Preferred Stock are entitled to vote with the holders of our common stock on an as-converted basis as a single class on all matters submitted to a vote of the holders of common stock. Accordingly, as of the Record Date, Starboard owned voting equity securities representing approximately [●]% of the voting power with respect to matters submitted to a vote of the holders of common stock.

Amount and Nature of Beneficial
Ownership of Series A Preferred Stock

Beneficial Owner and Address	Sole Voting Power(3)	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Total	Percent of Class(1)
5% Stockholders:
Starboard(2)	350,000	–	350,000	–	350,000	100%
____________________

(1)
The percentage of shares beneficially owned is based on 350,000 shares of Series A Preferred Stock outstanding as of the Record Date. Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The beneficial owner’s address is 777 Third Avenue, 18th Floor, New York, New York, 10017. These securities are held by various managed accounts and funds to which Starboard Value serves as the investment manager, including, without limitation, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Account Managed by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, and Starboard X Master Fund Ltd. Starboard Value also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value GP LLC (“Starboard Value GP”) acts as the general partner of Starboard Value. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.

(3)
As of the Record Date, these shares were entitled to 9,589,042 votes at the Annual Meeting, which number is equal to the number of whole shares of common stock into which the 350,000 shares of Series A Preferred Stock could be converted on the Record Date without regard to any limitations on conversion. Holders of Series A Preferred Stock are entitled to vote with the holders of our common stock on an as-converted basis as a single class on all matters submitted to a vote of the holders of common stock.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Summary

This narrative discussion of our named executive compensation program is intended to assist your understanding of, and to be read in conjunction with, the Summary Compensation Table and related disclosures set forth below. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations.

For the 2022 fiscal year, our named executive officers were as follows:

•
Martin D. McNulty, Jr. our Interim Chief Executive Officer (commenced employment as our Chief Operating Officer and Head of M&A on March 10, 2022 and appointed Interim Chief Executive Officer on November 1, 2022.)

•	Jason W. Soncini, our General Counsel
•	Marc W. Booth, our Chief Intellectual Property Officer
•	Richard Rosenstein, our former Chief Financial Officer (resigned on January 27, 2023)
•	Clifford Press., our former Chief Executive Officer and President (resigned November 1, 2022); and
•	Lawrence Wesley Golby, our former Chief Investment Officer (resigned on November 28, 2022).

Overview and Objectives of Our Executive Compensation Program

Through our executive compensation program, we seek to align our executive officers’ interests and motivations with those of our stockholders by rewarding both short-term and long-term objectives. We believe that the overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals.

We view 2022 as one of evolution and progress as we continue to transition away from our legacy businesses. When considering compensation for our executives in 2022 we determined that our executives were able to achieve a number of key strategic objectives, including expanding our strategic partnership with Starboard and building out the Company’s strategic platform. As the Company continues to grow and evolve the Compensation Committee and Board intends to review and modify our compensation policies to ensure that we attract, motivate and retain highly skilled employees to execute on our strategic objectives.

Base Salary

The employment agreements with our named executive officers (as described below in “Employment Agreements” entitle our executive officers to receive a base salary, that may be increased from time to time. The base salaries of our named executive officers in fiscal year 2022 were:

Name of Executive	Position	Base Salary ($)
Martin D. McNulty, Jr.(1)	Interim Chief Executive Officer	450,000
Jason W. Soncini	General Counsel	430,000
Marc W. Booth	Chief Intellectual Property Officer	425,000
Richard Rosenstein	Former Chief Financial Officer	430,000
Clifford Press(2)	Former Chief Executive Officer and President	475,000
Lawrence Wesley Golby(2)	Former Chief Investment Officer	450,000
____________________

(1)	Mr. McNulty commenced employment on March 10, 2022 and the base salary reflected in this table represents his 2022 annualized base salary.
(2)
As noted above, Messrs. Press’ and Golby’s employment terminated in November 2022. The base salaries reflected for each of Messrs. Press and Golby in this table represent their 2022 annualized base salaries.

Annual Incentive Compensation

Our named executive officers are eligible to receive an annual cash bonus. In determining whether our executives were eligible for a bonus in fiscal year 2022, our Compensation Committee considered each officer’s performance in achieving the company’s strategic objectives during 2022, the stock price performance of the Company and the total compensation of each executive officer. Accordingly, the Compensation Committee awarded the following cash awards to our named executive officers in fiscal year 2022:

Named Executive Officer	Potential Annual Bonus Range (as percentage of base salary) (%)	Discretionary 2022 Annual Bonus Earned ($)	2022 Discretionary Annual Bonus Earned (as percentage of base salary) (%)
Martin D. McNulty, Jr.(1)	100% - 150%	547,397	150%
Jason W. Soncini	25% - 100%	215,000	50%
Marc W. Booth	25% - 75%	212,500	50%
Richard Rosenstein	25% - 100%	215,000	50%
Clifford Press(2)	50% - 150%	—	—
Lawrence Wesley Golby(2)	100% - 150%	—	—
____________________

(1)
Mr. McNulty was paid a bonus equal to 150% of his annual salary, prorated from March 10, 2022. Mr. McNulty met the targets established in his Employment Agreement (as defined below) to earn a bonus in the amount equal to 150% of his annual salary.

(2)	In connection with their resignations, Messrs. Press and Golby were not eligible to receive an annual bonus.
Equity Compensation

To align compensation with long term performance, our equity compensation plan allows for the grant of stock options, restricted stock units and restricted stock awards to our named executive officers and other employees. Each named executive officer is eligible to be considered for an annual equity award.

The chart below shows the number of restricted stock units (“RSUs”) and stock options granted to our named executive officers under the 2016 Stock Incentive Plan during the 2022 fiscal year.

Name	Restricted Stock Units	Number of Shares Underlying Options
Martin D. McNulty, Jr.(1)	60,000	250,000
Jason W. Soncini(2)	45,000	112,500
Marc W. Booth(2)	100,000	250,000
Richard Rosenstein(2)	45,000	112,500
Clifford Press	–	—
Lawrence Wesley Golby(2)	100,000	250,000
____________________

(1)	The RSUs and stock options granted to Mr. McNulty vest in three equal annual installments on each of March 10, 2024, March 10, 2025 and March 10, 2026.
(2)
The RSUs and stock options granted to Messrs. Soncini, Booth, Rosenstein and Golby vest in three equal annual installments over a three-year period through on each of March 8, 2023, March 8, 2024 and March 8, 2025. In connection with Mr. Rosenstein’s resignation as an employee of the Company and entry into a consulting agreement with the Company in January 2023, 15,000 RSUs and 37,500 shares of common stock subject to the option remained outstanding and became vested on March 8, 2023, and the remaining 30,000 RSUs and 75,000 shares of common stock subject to the option were cancelled upon his resignation. The RSUs and stock options granted to Mr. Golby were cancelled upon his resignation in November 2022.

Internal Investigation of Former CEO and President

In November 2022, the Board initiated an internal investigation into the potential misconduct of Mr. Press following his resignation as Chief Executive Officer and President of the Company and a member of the Board on November 1, 2022. The investigation, which was conducted by independent legal counsel under the direction of the Audit Committee, has been completed. The investigation confirmed Mr. Press provided inaccurate information regarding certain corporate expenses and misused corporate funds for personal use, including travel and entertainment expenses. The investigation also confirmed that Mr. Press failed to follow the Board’s directive in relation to a material contract and misrepresented to the Board and his fellow Board members that he had complied with the Board’s directive. Based on the results of the internal investigation, the Audit Committee also concluded that Mr. Press’ conduct violated the Company’s Code of Conduct. Based on the results of the internal investigation, the Audit Committee, in consultation with management, concluded that no material changes to the Company’s historical financial statements or related disclosures are necessary. However, the Company filed an arbitration demand against Mr. Press seeking restitution and other remedies for the benefit of the Company’s shareholders.
Employment Agreements

Each of our named executive officers are party to employment agreements that entitle them to certain elements of compensation and govern the terms of their employment with the Company or ARG, as described in more detail below. Pursuant to their employment agreements, the named executive officers are eligible to participate in the employee benefits programs we provide to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers, except that our Interim Chief Executive Officer, General Counsel, Chief IP Officer, former Chief Financial Officer, former Chief Executive Officer and former Chief Investment Officer received additional medical insurance benefits.

Pursuant to the employment agreements, the named executive officers are subject to perpetual confidentiality restrictions and non-disparagement provisions, and non-solicitation restrictions with respect to the Company’s or ARG’s employees and customers and non-competition restrictions, in each case, for the duration of their employment and specified time thereafter. For Messrs. McNulty, Soncini and Press, the post-termination non-solicitation period is 12 months and for Messrs. Booth, Rosenstein and Golby, 18 months. For Messrs. McNulty and Soncini the post-termination non-competition period is 18 months and for Messrs. Booth, Rosenstein and Press, 24 months.

Mr. McNulty

Mr. McNulty has entered into an Employment Agreement (the “McNulty Employment Agreement”) with the Company and Acacia Research Group LLC, the Company’s primary operating subsidiary (“ARG”). Pursuant to the terms of the McNulty Employment Agreement, Mr. McNulty (i) is entitled to receive an annual salary of $450,000 (ii) is eligible to receive an annual bonus in an amount ranging from 100-150% of his annual salary, to be determined by the Board or the Compensation Committee, provided, Mr. McNulty will have the option to receive all or a portion of his annual bonus in stock of the Company (iii) received an initial grant (the “Initial RSU Grant”) of restricted stock units, having a grant date fair value of $223,800, where one-third of the Initial RSU Grant will vest in three equal annual installments over a three-year period and received an initial grant of stock options (the “Initial Option Grant”), having a grant date fair value of $292,500, where one-third of the Initial Option Grant will vest in three equal annual installments over a three-year period, and (iv) the Company intends to implement an equity participation plan related to the performance of the Company’s investments in which Mr. McNulty would be eligible to participate commensurate with his position with the Company.

Mr. McNulty’s employment may be terminated by the Company or Mr. McNulty at any time upon 30 days’ written notice.

Mr. Soncini

Mr. Soncini entered into an Employment Agreement (the “GC Employment Agreement”) with ARG. Pursuant to the terms of the GC Employment Agreement, Mr. Soncini (i) is entitled to receive an annual salary of $430,000 (ii) is eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board or the Compensation Committee, and (iii) received an initial grant (the “Initial Equity Grant”) of restricted stock units, having a grant date fair value of $274,950, where one-third of the grant will vest in three equal annual installments over a three-year period.

Mr. Soncini’s employment may be terminated by the Company or Mr. Soncini at any time upon 30 days’ written notice. Upon termination by the Company without Cause (as defined in the GC Employment Agreement) (and other than by reason of disability) or resignation for Good Reason (as defined in the GC Employment Agreement), Mr. Soncini will be entitled to (i) continued payment of his base salary for 90 days following the date of termination or resignation, as the case may be (the “Termination Date”), (ii) any unpaid expense reimbursements, (ii) any vested benefits, (iii) any earned but unpaid base salary, and (iv) any earned but unpaid annual bonus for the prior fiscal year. If the Termination Date had occurred prior to March 16, 2022, an additional number of RSUs underlying the Initial Equity Grant would have become immediately vested such that an aggregate of 20,000 RSUs underlying the Initial Equity Grant would have vested as of the Termination Date.

Mr. Booth

Mr. Booth entered into an Employment Agreement (the “Amended Employment Agreement”) with the Company and ARG. Pursuant to the terms of the Amended Employment Agreement, Mr. Booth (i) is entitled to receive an annual salary of $425,000, (ii) is eligible to receive an annual bonus in an amount ranging from 25-75% of his annual salary, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis. The Amended Employment Agreement does not include any severance payments or change in control bonuses.

Mr. Booth’s employment may be terminated by the Company or Mr. McNulty at any time upon 30 days’ written notice.

Mr. Rosenstein

Mr. Rosenstein previously entered into an Employment Agreement (the “CFO Employment Agreement”) with the Company and ARG. Pursuant to the terms of the CFO Employment Agreement, Mr. Rosenstein (i) was entitled to receive an annual salary of $425,000, (ii) was eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis, (iii) received an initial grant of restricted stock units, having a grant date fair value of $275,935, where one-third of the grant will vest annually over a three-year period.

The CFO Employment Agreement provided for certain payments to Mr. Rosenstein upon termination by the Company without Cause or upon resignation by them for Good Reason (as such terms are defined in the Employment Agreements) subject to Mr. Rosenstein’s (i) execution and non-revocation of a general release of claims in a form acceptable to the Company within 55 days following the date of termination and (ii) compliance with the provisions of the CFO Employment Agreement. In such an event, Mr. Rosenstein will be entitled to continued payment of his annual salary for a period of 12 months following the date of termination.

Mr. Rosenstein entered into a consulting agreement with the Company effective January 28, 2023 through April 30, 2023 (the “Consulting Agreement”). Pursuant to the terms of the Consulting Agreement, Mr. Rosenstein is entitled to receive in an aggregate amount equal to $10,000.

Mr. Golby

Mr. Golby was party to an Employment Agreement (the “Golby Employment Agreement”) with ARG. Pursuant to the terms of the Golby Employment Agreement, during the course of his employment, Mr. Golby (i) was entitled to receive an annual salary of $415,000 (ii) was eligible to receive an annual bonus in an amount ranging from 100-150% of his annual salary with a target of 100%, to be determined by the Board or the Compensation Committee, and (iii) received an initial grant (the “Initial Equity Grant”) of restricted stock awards, having a grant date fair value of $443,200, where one-third of the grant will vest in three equal annual installments over a three-year period.

In connection with Mr. Golby’s resignation, he received the payments and benefits as described in the “—Separation Payments received by Mr. Golby” section below

Mr. Press

Mr. Press was party to an Employment Agreement (the “Former CEO Employment Agreement”) with the Company and ARG, pursuant to which he has agreed to devote substantially all of his working time and efforts to Acacia's business. Pursuant to the terms of the Former CEO Employment Agreement, Mr. Press (i) was entitled to receive an annual salary of $475,000 (subject to increase), (ii) was eligible to receive an annual bonus to be determined by the Compensation Committee in accordance with annual performance objectives established by the Compensation Committee on an annual basis, and (iii) received an initial grant of restricted stock units (the “Initial Equity Grant”), having a grant date fair value of $650,000, that vested in September 2022 based on the achievement of absolute rates of return with respect to the Company’s common stock at the end of the three-year period, concluding at such time.
Amended and Restated Executive Severance Policy

Messrs. McNulty and Booth are not entitled to any separation payments or benefits pursuant to their employment agreements. However, they are each eligible to receive benefits under the Company’s Amended and Restated Severance Policy. If either of Messrs. McNulty’s or Booth’s employment is terminated by the Company without Cause (other than on account of his death or disability), Messrs. McNulty and Booth would be eligible to receive three months of continued base salary for each full year of employment with the Company, up to a maximum of twelve months, and would receive Company-funded COBRA coverage for the same duration.

Acceleration of Equity Awards Pursuant to the 2016 Stock Incentive Plan

The Company’s 2016 Stock Incentive Plan is comprised of three separate equity incentive programs: (1) a stock option program, (2) a stock issuance program pursuant to which participants may be issued shares of our common stock and (3) a restricted stock unit program. Employees of the Company or any subsidiary, non-employee members of the Board or directors of any Subsidiary and consultants and other independent service providers of the Company or any Subsidiary are eligible to participate in the 2016 Stock Incentive Plan, which is administered by the Compensation Committee which is comprised of three non-employee members of the Board. If awards granted under the 2016 Stock Incentive Plan are not assumed, continued or substituted in connection with a change in control or a hostile take-over of the Company, all outstanding and unvested awards will be accelerated prior to the effective time of such event.

Separation Payments Received by Mr. Golby

In connection with Mr. Golby’s resignation in November 2022, Mr. Golby and ARG entered into a Separation Agreement and General Release of Claims (the “Golby Separation Agreement”), pursuant to which, Mr. Golby became entitled to receive (i) base salary continuation from November 28, 2022 through February 17, 2023, which totaled $121,154, (ii) a lump sum cash payment equal to $410,096, and (iii) payment for three months of both the employer and employee portions of monthly COBRA, which totaled $ 10,069. In exchange, Mr. Golby released ARG and the Company of any and all claims other than those that by law may not be waived or that relate to Mr. Golby’s vested benefits or the terms of the Golby Separation Agreement. Pursuant to the Golby Separation Agreement, Mr. Golby agreed to certain standstill provisions through February 17, 2023.

Separation Payments Received by Mr. Press

Mr. Press did not receive any separation payments or benefits in connection with his resignation in November 2022. The Audit Committee, in connection with the internal investigation described above, among other things, confirmed that Mr. Press provided inaccurate information regarding certain corporate expenses and misused corporate funds for personal use, including travel and entertainment expenses. The Company has filed an arbitration demand and is seeking reimbursement of these amounts.

Other Compensation Policies

Clawback Policy

If we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance. The Company intends to review and update its recoupment provisions as necessary or appropriate in light of the new rules adopted by the SEC and Nasdaq Stock Market with respect to the recoupment of incentive compensation.

Stock Ownership Guidelines

Our Board adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors own equity valued at a multiple of his or her base annual cash retainer and that our executive officers own equity valued at a multiple of his base salary as follows:

•	5X for the Chief Executive Officer and the President;
•	3X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board; and
•	1X for any other “executive officers” not addressed above.

Summary Compensation

The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last two fiscal years for our named executive officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(6)	Total ($)

Martin D. McNulty, Jr.	2022	349,616	547,397	223,800	320,000	—	14,872	1,455,685
Interim Chief Executive Officer	2021	—	—	—	—	—	—	—

Jason Soncini	2022	430,000	215,000	161,100	131,625	—	17,120	954,845
General Counsel	2021	345,654	150,500	406,350	100,688	—	12,488	1,015,680

Marc W. Booth	2022	425,000	212,500	358,000	292,500	—	11,756	1,299,756
Chief IP Officer	2021	425,000	212,500	262,800	201,375	—	7,736	1,109,411

Richard Rosenstein	2022	430,000	215,000	161,100	131,625	—	17,120	954,845
Former Chief Financial Officer	2021	425,000	283,200	262,800	201,375	—	16,160	1,188,535

Lawrence Wesley Golby(4)	2022	424,423	—	358,000	292,500	—	526,076	1,600,999
Former Chief Investment Officer	2021	415,000	622,500	706,000	201,375	—	9,120	1,953,995

Clifford Press(5)	2022	414,711	—	—		—	33,239	447,950
Former Chief Eexecutive Officer & President	2021	475,000	—	—		712,500	129,320	1,316,820
______________

(1)	Salary amounts shown above represent actual salary earned during the year, reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions).
(2)
Represents the aggregate grant date fair value of the restricted stock units and stock options granted to the named executive officers during the years indicated (reported in the Stock Awards and Options Awards columns, respectively), and the restricted stock awards granted to Mr. Golby in 2020 (reported in the Stock Awards column), in each case as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of these awards is set forth under Notes 2 and 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)	Represents incentive payments made pursuant to our cash incentive compensation program.
(4)	Mr. Golby resigned from his position as Chief Investment Officer on November 28, 2022.
(5)	Mr. Press resigned from his position as Chief Executive Officer and President on November 1, 2022.
(6)	The amounts shown for Messrs. Press, Rosenstein, Booth, Soncini, and Golby include payments for additional medical insurance benefits. Additionally, the amounts shown for Mr. Press, the Audit Committee identified, based on the internal investigation described above, approximately $17,555 of perquisites for 2021 and $113,160 of perquisites for 2022, which for 2022 includes $51,072 in personal charges on Mr. Press’s corporate credit card and $34,616 paid by the Company for personal air travel. While the Company has filed an arbitration demand and is seeking reimbursement of these amounts, these amounts (including the additional amounts for 2021 which were not disclosed in the proxy statement for the Company’s prior annual meeting) are being disclosed in the table above to the extent they could be deemed perquisites under SEC rules as a result of not being repaid timely. The amount for 2021 excludes offsets for various business expenses incurred by Mr. Press but for which the Company did not reimburse him, totaling $6,609. For more information regarding the internal investigation, see “Internal Investigation of Former CEO and President.”
For Mr. Golby, the amount also represents the separation payments and benefits received in connection with the termination of his employment, including (i) $121,154 in base salary continuation from November 28, 2022 through February 17, 2023, (ii) a lump sum cash payment equal to $410,096, and (iii) $ 10,069, which represents three months of both the employer and employee portions of monthly COBRA payments.

Executive Officers
The table below provides information concerning our executive officers as of the date of this Proxy Statement.

Name	Age	Positions with the Company
Martin D. McNulty, Jr.	45	Interim Chief Executive Officer
Kirsten Hoover	44	Interim Chief Financial Officer
Jason Soncini	47	General Counsel
Marc W. Booth	65	Chief Intellectual Property Officer
____________________

Martin McNulty, Jr. has served as our Interim Chief Executive Officer since October 2022. Mr. McNulty joined Acacia as Chief Operating Officer and Head of M&A on March 10, 2022. Prior to joining Acacia, Mr. McNulty was the Chief Executive Officer of Starboard Value Acquisition Corp (“SVAC”), where he led the transaction through which SVAC combined with Cyxtera Technologies Inc. (NASDAQ: CYXT) from June 2020 until August 2021. Mr. McNulty also served as a Managing Director of Starboard from June 2020 until joining Acacia. From September 2013 until May 2020, Mr. McNulty was a Managing Director and member of the investment committee at Starr Investment Holdings LLC, the direct private equity investment arm for C.V. Starr and Co., where he was responsible for sourcing, execution and portfolio management of investment opportunities in the business services and healthcare sectors with a focus on supporting market leading companies with superb leadership teams grow their businesses. Mr. McNulty has also served as Vice President at Metalmark Capital Holdings, LLC, a value-oriented middle market private equity fund focused on making investments in the healthcare, industrial, and energy sectors. From 2004 until 2007, Mr. McNulty was a Senior Associate at Sum Capital Partners, a value-oriented middle market private equity fund focused on making investments in business where its operational expertise could drive meaningful value in underperforming and turnaround situations. Mr. McNulty began his career in the Deals practice at PricewaterhouseCoopers and has served as a director or board observer of several private companies throughout his career. Mr. McNulty holds a B.B.A. in Business Administration from the University of Iowa.

Kirsten Hoover, has served as our Interim Chief Financial Officer since January 2023. She rejoined Acacia Research as our Controller in October 2021. She was previously with Acacia from 2002 until 2019, most recently serving as Controller. She graduated from UC Santa Barbara with an Economics degree and subsequently joined Deloitte in Audit & Assurance. From December 2019 - October 2021 she was the Sr. Manager of Financial Reporting at Veritone Inc. Ms. Hoover also serves as Treasurer of the Mariners Elementary School Foundation.

Jason Soncini joined Acacia as its General Counsel in March 2021. From April 2017 until he joined Acacia, Mr. Soncini was employed at Shanda Group, a privately-owned multinational investment firm, initially as Deputy General Counsel and then as General Counsel. From October 2013 until April 2017, Mr. Soncini was an attorney at Kleinberg, Kaplan, Wolff & Cohen, P.C. Mr. Soncini began his legal career at Olshan Frome Wolosky LLP in 2006. Mr. Soncini holds a B.A. in Mathematics from the University of Michigan and received his J.D. from Northwestern University.

Marc W. Booth joined Acacia as its Chief Intellectual Property Officer in August 2018. Prior to joining Acacia, Mr. Booth served as the Executive Vice President, General Manager of ARG from 2013 to 2017. Mr. Booth had previously served as Vice President to Acacia from 2006 to 2013. Prior to originally joining Acacia, Mr. Booth’s career in design and development included positions as Senior Director Engineering of Powerwave Technologies; Vice President Engineering and CTO of Comarco Wireless Technologies and Vice President Engineering, Sony Corporation. Mr. Booth has over 10 years of experience in patent analysis/ licensing in areas such as semiconductor, telecommunications, consumer electronics and medical devices. He began his engineering career as a Masters Fellow at Hughes Aircraft Co. Display Systems Division. Mr. Booth holds a BS Physics from the University of California Riverside and an MSEE degree from the University of Southern California.

Pay-Versus-Performance

This section provides information about the relationship between executive compensation “actually paid” to our Chief Executive Officer and other named executive officers and certain financial performance measures of the Company in accordance with Item 402(v) of Regulation S-K. In determining the compensation “actually paid,” we are required to make various adjustments to amounts previously reported in the Summary Compensation Table to reflect different valuation methods prescribed by the SEC between this section and the disclosure in the Summary Compensation Table.

Year	Current CEO Pay(1)		Former CEO Pay(1)		Other NEO Pay(1)		Value of Initial Fixed $100 Investment Based On:	Net Income(5)
	Summary compensation table total for Current CEO(2)	Compensation actually paid to Current CEO(3)	Summary compensation table total for Former CEO(2)	Compensation actually paid to Former CEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Total shareholder return(4)
2022	1,455,685	1,571,985	447,950	60,950	1,202,601	926,657	130	(133,035,000)
2021	—	—	1,316,856	1,852,356	1,316,905	1,246,462	107	118,804,000

(1)	Mr. Press was our Chief Executive Officer in 2021 and a portion of 2022 (our “Former CEO”). On November 1, 2022, Mr. McNulty succeeded Mr. Press as our Interim Chief Executive Officer (our “Current CEO”). Our named executive officers other than our Chief Executive Officer (our “Other NEOs”) in 2020 were Messrs. Golby, Booth, Rosentein, Soncini and Alfred V. Tobia, Jr. and in 2021 were Messrs. Golby, Booth, Rosenstein and Soncini.
(2)	Reflects, for each of our Current CEO and our Former CEO, the total compensation reported in the Summary Compensation Table and for the Other NEOs, the average total compensation reported in the Summary Compensation Table in each of fiscal years indicated.
(3)	Represents the compensation actually paid to each of our Current CEO, Former CEO and the Other NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

Compensation actually paid to CEO and Other NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total	Stock Awards	Option Awards	Fair Value as of Year End of Awards Granted During Year that Remain Outstanding as of Year End(b)	Year over Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding as of Year End(c)	Fair Value as of Vesting Date of Awards Granted During Year that Vest During Year(c)	Year over Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year(c)	Total Compensation “Actually Paid”
Current CEO
2022	1,455,685	223,800	320,000	660,100	—	—	—	1,571,985
2021	—	—	—	—	—	—	—	—
Former CEO
2022	447,950	—	—	—	—	—	(387,000)	60,950
2021	1,316,856	—	—	—	535,500	—	—	1,852,356
Other NEOs
2022	1,202,601	259,550	212,063	393,538	(58,521)	—	(138,297)	927,709
2021	1,316,905	409,488	176,203	407,479	35,750	37,600	34,418	1,246,462

(a)	Reflects, for each our Current CEO and Former CEO, the applicable amounts reported in the Summary Compensation Table and for the Other NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.
(b)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(c)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to December 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(d)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.
(e)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)	For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NASDAQ: ACTG) from December 31, 2020 through December 31 of each covered fiscal year 2021 and 2022 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2020, and (b) the share price on December 31, 2020.
(5)	Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

Relationship Between Compensation Actually Paid and Cumulative TSR

2022 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2022.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Martin D. McNulty Jr.	—	250,000	(1)	3.73	3/10/2032	60,000	(1)	252,600
Jason W. Soncini	—	—		—		30,000	(2)	126,300
	18,750	37,500	(3)	5.84	8/23/2031	15,000	(3)	63,150
	—	112,500	(4)	3.58	3/8/2032	45,000	(4)	189,450
Marc W. Booth	—	—		—		16,666		70,164
	37,500	75,000	(3)	5.84	8/23/2031	30,000	(3)	126,300
	—	250,000	(4)	3.58	3/8/2032	100,000	(4)	421,000
Richard Rosentein(6)	37,500	75,000	(3)	5.84	8/23/2031	28,833	(5)	121,387
	—	112,500	(4)	3.58	3/8/2032	30,000	(3)	126,300
						45,000	(4)	189,450
Lawrence Wesley Golby	37,500	—		5.84	8/23/2031	—		—
Clifford Press	—	—		—		—		—
____________________

(1)	Vests 1/3 on each of March 10, 2024, March 10, 2025 and March 10, 2026.
(2)	Vests 1/2 on each of March 16, 2023 and March 16, 2024.
(3)	Vests 1/2 on each of the Company’s 2023 and 2024 annual stockholder meeting.
(4)	Vests 1/3 on each of March 8, 2023, March 8, 2024 and March 8, 2025.
(5)	Scheduled to vest on June 4, 2023.
(6)	In connection with the terms of Mr. Rosenstein’s consulting agreement, (i) he vested in 37,500 options scheduled to vest on March 8, 2023 and forfeited the remainder of any other unvested options set forth in this table, (ii) he vested in 15,000 RSUs scheduled to vest on March 8, 2023 and (iii) 7,208 of the RSUs originally scheduled to vest on June 4, 2023, were accelerated to vest on March 8, 2023. He forfeited the remainder of any other Stock Units set forth in this table.

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2022:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	(b) Weighted- average exercise price of outstanding options, warrants and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (#) (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2013 Acacia Research Stock Incentive Plan(1)	41,667	3.43	175,119
2016 Acacia Research Stock Incentive Plan(2)	1,268,750	4.32	6,540,370
Subtotal	1,310,417	4.29	6,715,489
____________________

(1)
The initial share reserve under the 2013 Plan, was 4,750,000 shares of our common stock. Column (a) excludes non-vested restricted stock awards and restricted stock units outstanding at December 31, 2021. In June 2016, 625,390 shares of common stock available for issuance under the 2013 Stock Plan were transferred into the 2016 Stock Plan.

(2)
The initial share reserve under the 2016 Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the 2013 Plan plus 5,500,000 shares of common stock added to the 2016 Plan through stockholder approval of a proposal in our 2022 Proxy Statement. No new additional shares will be added to the 2016 Plan without stockholder approval (except for shares subject to outstanding awards that are forfeited or otherwise returned to the 2016 Plan).

Certain Relationships and Related Transactions

We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement. However, we have adopted a corporate Code of Conduct for Employees and Directors which applies to all of our employees, officers, and directors and a separate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel or a member of the Audit Committee and approved by the Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel or a member of the Audit Committee. Such transactions are generally prohibited unless approved by the Board.

We review the questionnaires completed by our directors and executive officers annually. If any related party transactions are reported, management reviews the transactions and consults with the Board. Since January 1, 2021, there has not been any transaction or series of similar transactions, or any currently proposed transactions, to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any director, nominee for director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, apart from Starboard’s contractual rights to designate director nominees under the Governance Agreement, the Recapitalization, the Registration Rights Agreement (as defined below), and the Company reimbursed an aggregate amount of approximately $454,000 as of December 31, 2022 to a former officer in connection with legal fees incurred following such officer’s departure from the company. For more information concerning Starboard’s contractual rights to designate director nominees under the Governance Agreement, please see the section of this Proxy Statement entitled “Proposal 1 - To Elect Five Directors to Serve on Our

Board of Directors Under the 2024 Annual Meeting of Stockholders of Until Their Respective Successors Are Duly Elected and Qualified - Contractual Rights of Starboard to Designate Nominees”. For more information concerning the Recapitalization please see the section of this Proxy Statement entitled “Proposal 5―Approval of an Amendment to the Certificate of Designations to remove the Maximum Percentage Limitation, as defined in the Certificate of Designations―Recapitalization”.

Registration Rights Agreement. On February 14, 2023, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of Starboard (together with Starboard, the “Starboard Parties”), as contemplated by the Recapitalization Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the shares of the Company’s common stock issuable or issued to the Starboard Parties pursuant to or in accordance with Section 1.1 of the Recapitalization Agreement, including the shares to be issued to the Starboard Parties in the Private Rights Offering within 90 days after a written request made prior to the first anniversary of the Closing Date (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides the Starboard Parties with additional rights to require that the Company file a registration statement in other circumstances. The Registration Rights Agreement includes other customary terms. The Company has agreed to pay certain expenses relating to such registrations, reimburse the Starboard Parties for legal fees of up to $25,000 for each registration and indemnify the Starboard Parties against certain liabilities.

Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Legal Proceedings with Directors and Executive Officers

There are no legal proceedings related to any of the directors, director nominees or executive officers which require disclosure pursuant to applicable SEC rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2022, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a), except that one Form 4 reporting two transactions was filed one day late on March 15, 2022 on behalf of Mr. McNulty.

Form 10-K

On March 17, 2023, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2022. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to her at Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, NY 10017.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Stockholder Proposals for the 2024 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder proposal must be delivered in writing to our Corporate Secretary and received at our principal executive offices at 767 Third Avenue, 6th Floor, New York, NY 10017 no later than [●], in order to be considered for inclusion in our Proxy Statement relating to the 2024 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

Pursuant to our Bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, submitted for consideration at the 2024 Annual Meeting but not submitted for inclusion in our Proxy Statement relating to the 2024 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be delivered to our Corporate Secretary in writing at 767 Third Avenue, 6th Floor, New York, NY 10017 not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the 2023 Annual Meeting, after which a proposal is untimely. As a result, any stockholder proposal submitted pursuant to the provisions of our Bylaws (other than pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than [●] nor later than [●]. However, in the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2023 Annual Meeting, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by us. A stockholder notice to our Corporate Secretary of a proposal or nomination must include the specified information required by our Bylaws. In addition, a stockholder who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19 of the Exchange Act.

[●]	By Order of the Board of Directors,

/s/ Jennifer Graff
Jennifer Graff
Secretary

Appendix A
FORM OF SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK
OF
ACACIA RESEARCH CORPORATION
Acacia Research Corporation (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that the Board of Directors of the Company (the “Board”), pursuant to authority conferred upon the Board by the Certificate of Incorporation, as amended, of the Company, and the Required Holders (as such term is defined in the Initial Certificate of Designations, as defined below) of the Series A Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Shares”), pursuant to the provisions of the DGCL, have adopted resolutions amending and restating the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company, as follows;
WHEREAS, pursuant to its authority, the Board previously fixed the powers, designations, preferences and other special rights relating to the Series A Preferred Shares, consisting of up to 350,000 shares of Series A Preferred Shares, 350,000 of which have been issued, as set forth in a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Acacia Research Corporation dated November 18, 2019 (the “Initial Certificate of Designations”); and
WHEREAS, pursuant to its authority, the Board duly adopted on January 7, 2020, and by an Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Acacia Research Corporation filed in the office of the Secretary of State of Delaware on January 7, 2020 (the “A&R Certificate of Designation”), the Company amended and restated the provisions of the Initial Certificate of Designations;
WHEREAS, the Board wishes to amend and restate the A&R Certificate of Designations in its entirety to remove certain limitations on conversion;
RESOLVED, that the Board does hereby amend and restate the A&R Certificate of Designations, which shall have the following powers, designations, preferences and other special rights:
(1)Ranking. The Series A Preferred Shares shall rank prior and superior to all of the Common Stock and any other capital stock of the Company with respect to the preferences as to dividends, distributions and payments upon a Liquidation Event. The rights of the shares of Common Stock and other capital stock of the Company shall be of junior rank to and subject to the preferences and relative rights of the Series A Preferred Shares. The Company shall be permitted to issue capital stock, including preferred stock, that is junior in rank to the Series A Preferred Shares in respect of the preferences as to dividends and other distributions, redemption payments and payments upon a Liquidation Event (such stock being referred to hereinafter collectively as “Junior Stock”), provided, that the maturity date (or any other date requiring redemption, repayment or any other payment, including, without limitation, dividends in respect of any such shares of preferred stock) of any such junior preferred shares is not on or before 91 days after the Maturity Date.
(2)Prepayment. Other than as specifically permitted by this Second Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Shares of the Company (this “Certificate of Designations”), the Company may not prepay any portion of any outstanding Conversion Amount.
(3)Liquidation. In the event of a Liquidation Event, holders of Series A Preferred Shares (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive in cash out of the assets of the Company legally available therefor, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”) upon such Liquidation Event, but before any amount shall be paid to the holders of Junior Stock, an amount per Series A Preferred Share equal to the greater of (i) the Conversion Amount and (ii) the amount that would have been received had such Series A Preferred Shares been converted into Common Stock immediately prior to such Liquidation Event at the then effective Conversion Price (without regard to any limitations on conversion); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company, if any, that are of equal rank with the Series A Preferred Shares as to payments of Liquidation Funds (such stock being referred to hereinafter collectively as “Pari Passu Stock”), if any, then each Holder and each holder of any such Pari Passu Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds that would be payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all Holders and holders of Pari Passu Stock.
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(4)Dividends. From and after the first date of issuance of any Series A Preferred Shares (the “Issuance Date”), (i) the Holders of record as they appear on the stock books of the Company on the fifteenth (15th) day (even if such day is not a Business Day) (a “Preferential Dividend Record Date”) of the calendar month immediately preceding the first (1st) Business Day of each succeeding Calendar Quarter (each such date, a “Preferential Dividend Date”), shall be entitled to receive, to the fullest extent permitted by law and out of funds lawfully available therefor, before any dividends shall be declared, set apart for or paid upon the Common Stock or any other Junior Stock, cash dividends, by wire transfer of immediately available funds, per Series A Preferred Share on the applicable Preferential Dividend Date in arrears for the previous Calendar Quarter equal to an amount of cash calculated at the applicable Preferential Dividend Rate on the Stated Value of each such Series A Preferred Share computed on the basis of a 360-day year and twelve 30-day months (the “Preferential Dividends”) and (ii) the Holders on the record date fixed for holders of Common Stock for dividends and distributions (or, in the event no such date is fixed, on the Preferential Dividend Record Date) shall be entitled to receive, concurrently with the dividends and distributions to the holders of Common Stock (or, in the event no such dividends or distributions are made, on the Preferential Dividend Date), such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series A Preferred Shares into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on such record date (the “Participating Dividends” and together with the Preferential Dividends, the “Dividends”). Dividends on the Series A Preferred Shares shall commence accruing on the Issuance Date, shall be cumulative and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of Dividends in such fiscal year, so that if in any fiscal year or years, Dividends in whole or in part are not paid upon the Series A Preferred Shares for any reason, unpaid Dividends shall accumulate thereon. If the Company fails to declare and pay in cash full Preferential Dividends on the Series A Preferred Shares on any Preferential Dividend Date as provided in this Section 4, then any Preferential Dividends payable on such Preferential Dividend Date on the Series A Preferred Shares but not paid shall accrue and bear interest at a rate equal to the Preferential Dividend Rate, computed on the basis of a 360-day year and twelve 30-day months, from and including the applicable Preferential Dividend Date to but excluding the day on which the Company shall have paid in cash in accordance with this Section 4 all Dividends on which the Series A Preferred Shares that are then in arrears or until the conversion or redemption of the applicable shares of Series A Preferred Shares. From and after the occurrence and during the continuance of a Triggering Event, the Preferential Dividend Rate shall be increased to either (i) seven percent (7.0%) per annum if before the consummation of an Approved Investment or (ii) ten percent (10.0%) per annum if after the consummation of an Approved Investment. In the event that such Triggering Event is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, that the Preferential Dividends as calculated and unpaid at such increased rate during the continuance of such Triggering Event shall continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of cure of such Triggering Event; provided, further, that for the purpose of this Section 4, such Triggering Event shall not be deemed cured unless and until any accrued and unpaid Dividends shall be paid to the Holders, including, without limitation, Preferential Dividends accrued at the applicable increased rate. The Company and its Subsidiaries shall not redeem or repurchase any Equity Interests or pay any dividends with respect to any Equity Interests (other than Series A Preferred Shares pursuant to the terms of this Certificate of Designation) unless the Company has declared all Dividends on the Series A Preferred Shares that have accrued through the Preferential Dividend Record Date immediately preceding the date of such redemption or repurchase and paid all Dividends on the Series A Preferred Shares that are payable through the Preferential Dividend Date immediately preceding the date of such redemption or repurchase.
(5)Conversion of Series A Preferred Shares. At any time or times after the Issuance Date, the Series A Preferred Shares shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 5.
(a)Holder’s Conversion Right. At any time or times on or after the Issuance Date, any Holder shall be entitled to convert all or any portion of the Conversion Amount of any Series A Preferred Shares, into fully paid and nonassessable shares of Common Stock in accordance with this Section 5 at the Conversion Rate (as defined below).
(b)Conversion. The number of shares of Common Stock issuable upon conversion of each Series A Preferred Share pursuant to Section 5(a) shall be determined according to the following formula (the “Conversion Rate”):
Conversion Amount
Conversion Price
No fractional shares of Common Stock are to be issued upon the conversion of any Series A Preferred Share, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole
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number. The applicable Conversion Rate and Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.
(c)Mechanics of Conversion. The conversion of Series A Preferred Shares shall be conducted in the following manner:
(i)Holder’s Delivery Requirements. To convert Series A Preferred Shares into shares of Common Stock on any date on or after the Issuance Date (a “Conversion Date”), a Holder shall (A) deliver to the Company on or prior to 11:59 p.m., New York time, on such date, a copy of a properly completed notice of conversion executed by the Holder of the Series A Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (a “Conversion Notice”) and (B) if required by Section 5(c)(vi), but without delaying the Company’s requirement to deliver shares of Common Stock on the applicable Share Delivery Date (as defined below), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificates representing the Series A Preferred Shares being converted (or comply with the procedures set forth in Section 22) (the “Series A Preferred Stock Certificates”). No ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice be required.
(ii)Company’s Response. Upon delivery to the Company of a Conversion Notice, the Company shall (I) as soon as practicable, but in any event within one (1) Trading Day, send a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the earlier of (A) the number of Trading Days comprising the Standard Settlement Period and (B) the second (2nd) Trading Day following the date on which the Holder has delivered the applicable Conversion Notice to the Company (a “DTC Share Delivery Date”), provided that (A) the shares of Common Stock issuable upon such conversion are subject to an effective resale registration statement in favor of such Holder or (B) if converted at a time when Rule 144 would be available for immediate resale of the shares of Common Stock issuable upon such conversion by such Holder, the Company shall credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian (“DWAC”) system.
On or before the fifth (5th) Trading Day following the date on which the Holder has delivered the applicable Conversion Notice to the Company (a “Book-Entry Delivery Date” and together with the DTC Share Delivery Date, a “Share Delivery Date”), the shares of Common Stock issuable upon conversion are not subject to an effective resale registration statement in favor of such Holder and, if converted at a time when Rule 144 would not be available for immediate resale of the shares of Common Stock issuable upon conversion by such Holder, the Company shall (i) issue the number of shares of Common Stock to which the Holder shall be entitled with such restrictive legends as shall be required pursuant to Section 4(y) of the Securities Purchase Agreement, registered in the name of the Holder or its designee in book-entry form at the Transfer Agent and (ii) deliver to the address as specified in the applicable Conversion Notice a copy from the Company’s books and records evidencing such issuance. If a Series A Preferred Stock Certificate is physically submitted in connection with any conversion and if the number of Series A Preferred Shares represented by the Series A Preferred Stock Certificate(s) submitted for conversion is greater than the number of Series A Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than five (5) Business Days after delivery of the Series A Preferred Stock Certificate(s) and at its own expense, issue and deliver to such Holder a new Series A Preferred Stock Certificate representing the number of Series A Preferred Shares not converted. The Company’s obligations to issue and deliver shares of Common Stock in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by such Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. While any Series A Preferred Shares are outstanding, the Company shall use a transfer agent that participates in DTC Fast Automated Securities Transfer (“FAST”) Program.
(iii)Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the applicable Conversion Date, irrespective of the date such shares of Common Stock are credited to such Holder’s account with DTC or the date of delivery of the certificates evidencing such shares of Common Stock, as the case may be.
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(iv)Company’s Failure to Timely Convert.
(1)Cash Damages. If on or prior to the applicable Share Delivery Date the Company shall fail to issue to a Holder in book- entry from at the Transfer Agent or credit such Holder’s balance account with DTC, as applicable, for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of Series A Preferred Shares or the Company fails to comply with its obligation to deliver shares of Common Stock as contemplated pursuant to clause (ii) below (unless such failure is due solely to the action or inaction of the Holder or an agent of the Holder) (each, a “Conversion Failure”), then, in addition to all other remedies available to the Holder, (A) the Company shall pay damages to such Holder for each Trading Day of such Conversion Failure in an amount equal to 2.0% of the product of (1) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the applicable Share Delivery Date and to which such Holder is entitled, and (2) the Weighted Average Price of the shares of Common Stock on the applicable Share Delivery Date and (B) in addition to the foregoing, if on or after the applicable Share Delivery Date such Holder purchases (in an open market transaction or otherwise) shares of Common Stock relating to the applicable Conversion Failure (a “Buy-In”), within two (2) Trading Days after such Holder’s request and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to issue and deliver such certificate or credit such Holder’s balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for such shares of Common Stock, as applicable, and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price of the Common Stock on the applicable Conversion Date. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon conversion of the Series A Preferred Shares as required pursuant to the terms hereof, but if the Holder exercises its Buy-In right, then such remedy shall be the sole and exclusive remedy for such Conversion Failure.
(2)Void Conversion Notice. If for any reason a Holder has not received all of the shares of Common Stock to which such Holder is entitled on the applicable Share Delivery Date with respect to a conversion of Series A Preferred Shares, then such Holder, upon written notice to the Company may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Series A Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice; provided that the voiding of a Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 5(c)(iv)(A) or otherwise.
(v)Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Series A Preferred Shares, the Company shall convert from each holder electing to have Series A Preferred Shares converted at such time a pro rata amount of such holder’s portion of Series A Preferred Shares submitted for conversion based on Stated Value of Series A Preferred Shares submitted for conversion on such date by such holder relative to the aggregate Stated Value of Series A Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Series A Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 19.
(vi)Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Series A Preferred Shares in accordance with the terms hereof, a Holder thereof shall not be required to physically surrender the certificate representing the Series A Preferred Shares to the Company unless (A) the full or remaining number of Series A Preferred Shares represented by the certificate are being converted, in which case such Holder shall deliver such stock certificate to the
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Company as soon as reasonably practicable following such conversion or (B) a Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Series A Preferred Shares upon physical surrender of any Series A Preferred Shares. Each Holder and the Company shall maintain records showing the number of Series A Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holders and the Company, so as not to require physical surrender of the certificate representing the Series A Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Series A Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. If the Company does not update its records to record such Stated Value and Dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Company’s records shall be automatically deemed updated to reflect such occurrence. Notwithstanding the foregoing, if Series A Preferred Shares represented by a certificate are converted as aforesaid, a Holder may not transfer the certificate representing the Series A Preferred Shares unless such Holder first physically surrenders the certificate representing the Series A Preferred Shares to the Company, whereupon the Company will within five (5) Business Days of receipt of such surrender, issue and deliver upon the order of such Holder a new certificate of like tenor, registered as such Holder may request, representing in the aggregate the remaining number of Series A Preferred Shares represented by such certificate within five (5) Business Days. A Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series A Preferred Shares, the number of Series A Preferred Shares represented by such certificate may be less than the number of Series A Preferred Shares stated on the face thereof. Each certificate for Series A Preferred Shares shall bear the following legend:
ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 5(c)(vi) THEREOF. THE NUMBER OF SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES A PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 5(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.
(d)Mandatory Conversion at the Company’s Election. If at any time, or from time to time, from and after November 15, 2025 (the “Mandatory Conversion Start Date”) (i) the Closing Bid Price of the Common Stock has equaled or exceeded 190% of the initial Conversion Price (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date, but, for the avoidance of doubt not giving effect to any adjustment to the Conversion Price pursuant to Section 5(g)) (a “Mandatory Conversion Price Condition”) for at least thirty (30) consecutive Trading Days following the Mandatory Conversion Start Date (a “Mandatory Conversion Measuring Period”) and (ii) no other Equity Conditions Failure has occurred during the period beginning on the first day of the applicable Mandatory Conversion Measuring Period relating to the applicable Mandatory Conversion (as defined below) through the applicable Mandatory Conversion Date (as defined below), the Company shall from time to time have the right to require the Holders to convert all, or any portion, of the outstanding Series A Preferred Shares, as designated in the Mandatory Conversion Notice (as defined below) relating to the applicable Mandatory Conversion on the applicable Mandatory Conversion Date into fully paid, validly issued and nonassessable shares of Common Stock at the Conversion Rate as of the applicable Mandatory Conversion Date (a “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 5(d) by delivering within not more than thirty (30) days following the end of any such Mandatory Conversion Measuring Period a written notice thereof by electronic mail to all Holders and the Transfer Agent (a “Mandatory Conversion Notice” and the date the Company delivers to the Transfer Agent and all Holders such notice is referred to as a “Mandatory Conversion Notice Date”). Each Mandatory Conversion Notice shall be irrevocable. Each Mandatory Conversion Notice shall (i) (a) state the Trading Day on which the applicable Mandatory Conversion shall occur, which Trading Day shall be the thirtieth (30th) Trading Day following the applicable Mandatory Conversion Notice Date (a “Mandatory Conversion Date”), (b) state the aggregate Conversion Amount of the Series A Preferred Shares which the Company has elected to be subject to such Mandatory Conversion from such Holder and all other Holders pursuant to this Section 5(d) and (c) state the number of shares of Common Stock to be issued to such Holder on the applicable Mandatory Conversion Date and (ii) certify that the Mandatory Conversion Price Condition relating to the applicable Mandatory Conversion has been satisfied and that there has been no
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other Equity Conditions Failure on any day during the period beginning on the first day of the applicable Mandatory Conversion Measuring Period prior to the related Mandatory Conversion Notice Date through the applicable Mandatory Conversion Notice Date. If the Company confirmed that there was no such Equity Conditions Failure relating to the applicable Mandatory Conversion as of the applicable Mandatory Conversion Notice Date, but an Equity Conditions Failure occurs at any time between the applicable Mandatory Conversion Notice Date and the applicable Mandatory Conversion Date (a “Mandatory Conversion Interim Period”), the Company shall provide each Holder a subsequent written notice to that effect. If there is an Equity Conditions Failure during the applicable Mandatory Conversion Interim Period, then such Mandatory Conversion shall be null and void with respect to all or any part designated by such Holder of the unconverted Series A Preferred Shares subject to the applicable Mandatory Conversion and such Holder shall be entitled to all the rights of a holder of Series A Preferred Shares with respect to such Series A Preferred Shares; provided, however, that if a Holder waives in writing an Equity Conditions Failure during the applicable Mandatory Conversion Interim Period, then the Company shall be required to proceed with the applicable Mandatory Conversion with respect to such Holder (but not with respect any Holder who has not so waived such Equity Conditions Failure). Notwithstanding anything to the contrary in this Section 5(d), until the applicable Mandatory Conversion has occurred, the Series A Preferred Shares subject to the applicable Mandatory Conversion may be (i) converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after a Mandatory Conversion Notice Date pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be converted on the related Mandatory Conversion Date. If the Company elects to cause a Mandatory Conversion pursuant to this Section 5(d), then it must simultaneously take the same action in the same proportion with respect to all Series A Preferred Shares, to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Company determines in good faith. At each Mandatory Conversion Date, each Series A Preferred Share to be converted pursuant to such Mandatory Conversion shall automatically be converted into fully paid, validly issued, nonassessable shares of Common Stock at the Conversion Rate as of the applicable Mandatory Conversion Date without any further act or deed on the part of the Company, any Holder or any other Person.
(e)[Reserved.]
(f)Transfer Taxes. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.
(g)Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 5(g).
(i)Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 5(g)(i) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock issued by the Company as a dividend or other distribution in respect of the Common Stock for which an adjustment is made pursuant to Section 5(g)(iii) or deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 5(g)(i), the following shall be applicable:
(1)Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any
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Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 5(g)(i)(A), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.
(2)Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(g)(i)(B), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 5(g)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
(3)Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5(g)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 5(g)(i) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
(4)Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable
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by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value of such Options. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration determined by the Board in good faith, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such publicly traded securities on the date of receipt of such publicly traded securities. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, in each case determined by the Board in good faith. The fair value of any consideration other than cash or publicly traded securities will be determined by the Board in good faith. If the Required Holders object in writing to any determination of fair value by the Board pursuant to this subsection within five (5) Business Days of notice of such determination (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) Business Day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any calculation pursuant to this Section 5(g)(i)(D) would result in a Conversion Price that is lower than the par value of the Common Stock, then the Conversion Price shall be deemed to equal the par value of the Common Stock.
(5)Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (I) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (II) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
(ii)Voluntary Adjustment By Company. The Company may at any time, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.
(iii)Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 5(g)(iii) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(iv)Other Events. If any event occurs of the type contemplated by the provisions of this Section 5(g) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board will make an appropriate adjustment in the Conversion Price, as mutually determined by the Board and the Required Holders, so as to protect the rights of the Holders; provided that no such adjustment pursuant to this Section 5(g)(iv) will increase the Conversion Price as otherwise determined pursuant to this Section 5(g).
(h)Cash Payment. In the event that the Company is unable to issue and deliver (i) any shares of Common Stock in accordance with the terms of the Transaction Documents by virtue of the Company
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not having a sufficient number of authorized shares as set forth in Section 12, or (ii) from and after the six (6) month anniversary of the Issuance Date, Freely Tradable Shares, the Company shall pay cash on or prior to the applicable Share Delivery Date to such Holder in exchange for such number of shares of Common Stock that are not deliverable or Freely Tradable Shares, as applicable, upon conversion of the Series A Preferred Shares at a price equal to the product of (x) such number of shares of Common Stock and (y) the highest Closing Sale Price of the Common Stock in effect at any time during the period beginning on the applicable Conversion Date and ending on the date the Company makes the payment provided for in this sentence. For the avoidance of doubt, if the Company is required to make a cash payment to a Holder pursuant to this Section 5(h), the Company shall upon and to the extent of such cash payment have satisfied its obligation to deliver shares of Common Stock upon such conversion.
(i)Notices. The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing:
(i)Promptly upon any adjustment of the Conversion Price pursuant to Section 5(g), the Company shall give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 19.
(ii)The Company shall give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event.
(iii)The Company shall also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.
(6)Redemption at Option of Holders.
(a)Triggering Event. A “Triggering Event” shall be deemed to have occurred at such time as any of the following events and each of the events in clauses (vi) and (vii) shall constitute a “Bankruptcy Triggering Event”:
(i)the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be filed or declared effective within the applicable time period specified in the Registration Rights Agreement, or, at any time while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any Holder for sale of all of such Holder’s Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of fifteen (15) Trading Days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));
(ii)(A) the suspension of the Common Stock from trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of fifteen (15) Trading Days in any 365-day period or (B) the failure of the Common Stock to be listed on an Eligible Market;
(iii)the Company’s (A) failure to cure a Conversion Failure within five (5) Trading Days after the applicable Share Delivery Date or (B) notice, written or oral, to any Holder, including by way of public announcement, or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Series A Preferred Shares into shares of Common Stock that is tendered in accordance with the provisions of this Certificate of Designations;
(iv)at any time following the fifth (5th) consecutive Business Day that a Holder’s Authorized Share Allocation (as defined in Section 12), determined as of such Business Day, is less than
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130% of the sum of (A) the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion of the full Conversion Amount of such Holder’s Series A Preferred Shares and (B) the number of shares of Common Stock that such Holder would be entitled to receive upon exercise in full of such Holder’s Warrants (without regard to any limitations on exercise set forth in the Warrants, except, solely with respect to the first occurrence of an Authorized Share Failure hereunder, to the extent the Company is complying with the terms set forth in Section 12(b));
(v)the Company’s failure to pay to such Holder any amount of Principal, Dividends, Redemption Price, Late Charges or other amounts when and as due under this Certificate of Designations or any other Transaction Document, except, in the case of a failure to pay Dividends and/or Late Charges when and as due, in which case only if such failure continues for a period of at least an aggregate of two (2) Business Days;
(vi)the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;
(vii)a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;
(viii)one or more judgments, orders or awards for the payment of money aggregating (above any insurance coverage or indemnity from a credit worthy party so long as the Company provides such Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to such Holder) to the effect that such judgment, order or award is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment, order or award) in excess of $20,000,000 are rendered against the Company or any of its Subsidiaries and which judgments, orders or awards are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay;
(ix)other than as specifically set forth in another clause of this Section 6(a), the Company breaches any covenant or other term or condition set forth in this Certificate of Designations or in Section 4(u) of the Securities Purchase Agreement, except, in the case of a breach of a covenant or other term or condition of any such agreement which is curable, only if such breach continues for a period of at least an aggregate of thirty (30) days;
(x)if such Holder is a Designee, other than as specifically set forth in another clause of this Section 6(a), the Company breaches any representation, warranty, covenant or other term or condition set forth in Sections 3(b), 3(c), 3(d), 3(e), 3(i), 3(j), 3(k), 3(l), 3(p), 3(q), 3(r), 3(v), 3(ee), 3(ii), 3(mm), 3(nn), 3(qq), 4(v) or 4(z) of the Securities Purchase Agreement, except, in the case of a breach of a covenant or other term or condition of any such agreement which is curable, only if such breach continues for a period of at least an aggregate of thirty (30) days;
(xi)any breach or failure in any respect to comply with Sections 15 or 16 of this Certificate of Designations;
(xii)a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Triggering Event has occurred;
(xiii)the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by the Holder under the Securities Purchase Agreement (including the Series A Preferred Shares) as and when required by such Securities, the Certificate of Designations or the Securities Purchase Agreement, unless
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otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) consecutive Trading Days;
(xiv)the Company becomes an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended; or
(xv)any Event of Default (as defined in the Notes) occurs with respect to any Notes.
(b)Redemption Option Upon Triggering Event. The Company shall promptly, but in any event within one (1) Business Day, notify each Holder in writing upon the Company becoming aware that a Triggering Event has occurred (a “Notice of Triggering Event”), and, to the extent required pursuant to Section 28, simultaneously with the delivery of such notice to the Holders, file a Current Report on Form 8-K with the SEC to state such fact. In addition to all other rights of the Holders contained herein, at any time after the earlier of a Holder’s receipt of a Notice of Triggering Event and a Holder becoming aware of a Triggering Event, such Holder shall have the right, at such Holder’s option, to require the Company to redeem, to the fullest extent permitted by law and out of funds lawfully available therefor, all or a portion of such Holder’s Series A Preferred Shares (a “Triggering Event Redemption”) in cash by wire transfer of immediately available funds at a price equal to (i) if there is an Equity Conditions Failure (that is not waived in writing by such Holder), the greater of (A) the Conversion Amount being redeemed and (B) the product of (1) the Conversion Amount being redeemed and (2) the quotient determined by dividing (x) the highest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Triggering Event and ending on the date such Holder delivers the Notice of Redemption at Option of Holder (as defined below), by (y) the lowest Conversion Price in effect during such period, in addition to any and all other amounts due hereunder and (ii) otherwise, the Conversion Amount being redeemed (the price set forth in the immediately preceding clause (i) or clause (ii), as applicable, the “Triggering Event Redemption Price”).
(c)Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing the applicable Triggering Event Redemption Price, without the requirement for any notice or demand or other action by any Holder or any other Person; provided that a Holder may, in its sole and absolute discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of the Triggering Event Redemption Price or any other Redemption Price, as applicable.
(d)Mechanics of Triggering Event Redemption at Option of Holder. At any time after the earlier of a Holder’s receipt of a Notice of Triggering Event and such Holder becoming aware of a Triggering Event, any Holder may require the Company to redeem, to the fullest extent permitted by law and out of funds lawfully available therefor, up to all of such Holder’s Series A Preferred Shares by delivering written notice thereof (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate the number of Series A Preferred Shares that such Holder is electing to redeem. Redemptions required by this Section 6 shall be made in accordance with the provisions of Section 11.
(e)Payment of Triggering Event Redemption Price. Upon the Company’s receipt of a Notice(s) of Redemption at Option of Holder from any Holder, the Company shall as soon as practicable of such receipt notify each other Holder of the Company’s receipt of such notice(s). The Company shall deliver to a Holder an amount in cash equal to the applicable Triggering Event Redemption Price by wire transfer of immediately available funds on the third (3rd) Business Day after such Holder’s delivery of a Notice of Redemption at Option of Holder to the Company; provided that upon a Bankruptcy Triggering Event, the Company shall deliver the applicable Triggering Event Redemption Price in accordance with Section 6(c) (a “Triggering Event Redemption Date”). To the extent redemptions required by this Section 6 are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 6, until the Triggering Event Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 6 (together with any interest thereon) may be (i) converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder
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into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after the delivery of a Notice of Redemption at Option of Holder pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be redeemed on the related Triggering Event Redemption Date. The Holders and Company agree that in the event of the Company’s redemption of any Series A Preferred Shares under this Section 6, the Holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. Accordingly, any redemption premium due under this Section 6 is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders’ actual loss of its investment opportunity and not as a penalty.
(f)Disputes; Miscellaneous. In the event of a dispute as to the determination of the arithmetic calculation of any Triggering Event Redemption Price, such dispute shall be resolved pursuant to Section 19 with the term “Redemption Price” being substituted for the term “Conversion Rate”. A Holder’s delivery of a Void Optional Redemption Notice (as defined in Section 11(d)) and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Certificate of Designations of less than all of the Series A Preferred Shares represented by a particular Series A Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such Series A Preferred Shares a Series A Preferred Stock Certificate representing the remaining Series A Preferred Shares which have not been redeemed, if necessary.
(7)Other Rights of Holders and the Company.
(a)Change of Control Redemption Right. Not less than ten (10) days prior to the consummation of a Change of Control, the Company shall deliver written notice thereof to each Holder (a “Change of Control Notice”) setting forth a description of such transaction in reasonable detail and the anticipated Change of Control Redemption Date if then known. At any time during the period beginning on the earliest to occur of (x) the public announcement of any oral or written agreement by the Company or any of its Subsidiaries, upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) such Holder’s receipt of a Change of Control Notice, and (z) the consummation of such transaction which results in a Change of Control, and ending twenty-five (25) Trading Days after the date of the consummation of such Change of Control, such Holder may require the Company to redeem (a “Holder Change of Control Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such Holder’s Series A Preferred Shares by delivering written notice thereof (a “Holder Change of Control Redemption Notice”) to the Company, which Holder Change of Control Redemption Notice shall indicate the Conversion Amount such Holder is electing to require the Company to redeem. Within ten (10) days before or after the applicable Change of Control, the Company may redeem (a “Company Change of Control Redemption” and, together with a Holder Change of Control Redemption, a “Change of Control Redemption”) all but not less than all of such Holder’s Series A Preferred Shares by delivering written notice (a “Company Change of Control Redemption Notice” and, together with a Holder Change of Control Redemption Notice, a “Change of Control Redemption Notice”) to the Holder, which Company Change of Control Redemption Notice shall indicate the Conversion Amount the Company is electing to redeem; provided, that a Company Change of Control Redemption shall only be permitted with respect to a Change of Control in which one hundred percent (100%) of the Equity Interests of the Company is purchased for cash and/or Cash Equivalents (as defined in the Notes). If the Company elects to cause a Company Change of Control Redemption pursuant to this Section 7(a), then it must simultaneously take the same action with respect to all Series A Preferred Shares then outstanding. Any Series A Preferred Shares subject to redemption pursuant to this Section 7(a) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the sum of (A) the greater of (x) the Conversion Amount of the Series A Preferred Shares being redeemed and (y) the product of (i) the Conversion Amount being redeemed and (ii) the quotient determined by dividing (I) the highest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the public announcement of such Change of Control and ending on the date of such Change of Control, by (II) the lowest Conversion Price in effect during such period, in addition to any and all other amounts due hereunder and (B) the Make-Whole Amount (the “Change of Control Redemption Price”). The Company shall deliver the Change of Control Redemption Price to each Holder concurrently with the consummation of such Change of Control if such a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within three (3) Business Days after the delivery to the Company of such notice otherwise (the “Change of Control Redemption Date”). Redemptions required by this Section 7(a) shall be made in accordance with the provisions of Section 11 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 7(a) are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by
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the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 7(a), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 7(a) (together with any interest thereon) may be (i) converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 5, or in the event the Conversion Date is after the consummation of the Change of Control, shares or equity interests of the Successor Entity substantially equivalent to the Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after the delivery of a Change of Control Redemption Notice pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be redeemed on the related Change of Control Redemption Date. The parties hereto agree that in the event of the Company’s redemption of any portion of the Series A Preferred Shares under this Section 7(a), the Holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. Accordingly, any redemption premium due under this Section 7(a) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holders’ actual loss of its investment opportunity and not as a penalty.
(b)Assumption and Corporate Events. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to the Company, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to the Company, and be added to the term “Company” under this Certificate of Designations (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Certificate of Designations referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Certificate of Designations with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Certificate of Designations. In addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock become entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, such Holder will have the right to receive upon conversion of such Holder’s Series A Preferred Shares at any time after the occurrence or consummation of such Corporate Event at its option upon surrender of such Holder’s Series A Preferred Shares upon the occurrence or consummation of the Corporate Event, shares of common stock or capital stock of the Successor Entity or Successor Entities, or if so elected by the Holder in lieu of the shares of Common Stock (or other securities, cash, assets or other property) such Holder is entitled to receive upon the conversion of such Holder’s Series A Preferred Shares prior to such Corporate Event (but not in lieu of such items still issuable under Sections 4 and 7(c), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holders would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had such Holder’s Series A Preferred Shares been converted immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the conversion of the Series A Preferred Shares.
(c)Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series A Preferred Shares (without regard to any limitations or restrictions on conversions of the Series A Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of
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which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(8)Optional Redemption at the Holder’s Election. At any time or times (i) during the period commencing on May 15, 2021 and ending on August 15, 2021, inclusive, (ii) during the period commencing on May 15, 2022 and ending on August 15, 2022, inclusive, (iii) during the period commencing on November 15, 2024 and ending on February 15, 2025, inclusive, and (iv) in the event the Company fails to obtain Stockholder Approval on or prior to the Stockholder Meeting Deadline (each of the events described in the immediately preceding clauses (i) through (iv), a “Holder Optional Redemption Trigger Event”); provided, however, that in cases of the immediately preceding clauses (i) and (ii) the Company shall have issued to the Buyers less than $50,000,000 of aggregate principal amount of SPA Notes, each Holder shall have the right, in its sole and absolute discretion, to require that the Company redeem (a “Holder Optional Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of the Conversion Amount of such Holder’s Series A Preferred Shares then outstanding by delivering written notice thereof (a “Holder Optional Redemption Notice” and the date such Holder delivers such notice to the Company, a “Holder Optional Redemption Notice Date”) to the Company which notice shall state (i) the number of Series A Preferred Shares that is being redeemed by such Holder, (ii) the date on which such Holder Optional Redemption shall occur, which date shall be the thirtieth (30th) day from the applicable Holder Optional Redemption Notice Date (or, if such date falls on a day other than a Business Day, the next day that is a Business Day) (a “Holder Optional Redemption Date”) and (iii) the wire instructions for the payment of the applicable Holder Optional Redemption Price (as defined below) to such Holder. The portion of such Holder’s Series A Preferred Shares subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to the product determined by multiplying (i) the applicable Holder Optional Redemption Premium and (ii) the Conversion Amount being redeemed, including, without limitation, any accrued and unpaid Dividends on such Conversion Amount and any accrued and unpaid Late Charges (as defined in Section 19(d)) on such Conversion Amount and Dividends, if any, through the applicable Holder Optional Redemption Date (a “Holder Optional Redemption Price”). On the applicable Holder Optional Redemption Date, the Company shall deliver or shall cause to be delivered to each Holder the applicable Holder Optional Redemption Price in cash by wire transfer of immediately available funds pursuant to wire instructions provided by such Holder in writing to the Company. Notwithstanding anything to the contrary in this Section 8, until the applicable Holder Optional Redemption Price is paid, in full, the Redemption Amount that is subject to the applicable Holder Optional Redemption may be (i) converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Series A Preferred Shares converted by a Holder after the delivery of a Holder Optional Redemption Notice pursuant to Section 5(c) or exchanged pursuant to Section 16 shall reduce the Series A Preferred Shares required to be redeemed on the Holder Optional Redemption Date. Holder Optional Redemptions made pursuant to this Section 8 shall be made in accordance with Section 11. To the extent redemptions required by this Section 8 are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of a Holder’s Series A Preferred Shares under this Section 8, such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder.
(9)Mandatory Redemption at Maturity. If any Series A Preferred Shares remain outstanding on the Maturity Date, the Company shall redeem such Series A Preferred Shares in cash in an amount equal to the outstanding Conversion Amount for each such Series A Preferred Share (the “Maturity Date Redemption Price”). The Company shall pay the Maturity Date Redemption Price on the Maturity Date by wire transfer of immediately available funds to an account designated in writing by such Holder. All redemptions shall be made on a pro-rata basis to all holders of outstanding Series A Preferred Shares.
(10)Redemption at the Option of the Company. At any time during the period commencing on May 15, 2022 and ending on August 15, 2022, inclusive (the “Company Optional Trigger Date”), so long as (i) the Company shall have issued to the Buyers less than $50,000,000 of aggregate principal amount of SPA Notes and (ii) there has been no Equity Conditions Failure during the period beginning on the applicable Company Optional Redemption Notice Date (as defined below) through the applicable Company Optional Redemption Date (as defined below), the Company shall have the right to redeem all, but not less than all, of the Conversion Amount then remaining under the Series A Preferred Shares then outstanding (a “Company Optional Redemption Amount”) as designated in the applicable Company Optional Redemption Notice on the applicable Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). The applicable Company Optional Redemption Amount shall be redeemed by the Company by delivery of the applicable Company Optional Redemption Price on the applicable Company Optional Redemption Date in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company at a price equal to 115% of the Conversion Amount to be redeemed, including, without limitation, any accrued and unpaid Dividends on such Conversion Amount and any accrued and unpaid Late Charges on such Conversion Amount and Dividends,
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if any through the applicable Company Optional Redemption Date (a “Company Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 10 by delivering within five (5) Trading Days of the Company Optional Trigger Date a written notice thereof to all, but not less than all, of the Holders (a “Company Optional Redemption Notice” and the date all of the Holders receive such notice is referred to as a “Company Optional Redemption Notice Date”). Each Company Optional Redemption Notice shall be irrevocable. Each Company Optional Redemption Notice shall (i) state the date on which the applicable Company Optional Redemption shall occur (a “Company Optional Redemption Date”), which date shall be the ninetieth (90th) day following the applicable Company Optional Redemption Notice Date; provided that if such date falls on a day that is not a Business Day, the next day that is a Business Day and (ii) state the aggregate Company Optional Redemption Amount which the Company has elected to be subject to Company Optional Redemption from the Holders pursuant to this Section 10 on the applicable Company Optional Redemption Date and (iii) certify that there has been no Equity Conditions Failure on the applicable Company Optional Redemption Notice Date. If the Company confirmed that there was no such Equity Conditions Failure as of the applicable Company Optional Redemption Notice Date but an Equity Conditions Failure occurs between the applicable Company Optional Redemption Notice Date and the applicable Company Optional Redemption Date (a “Company Optional Redemption Interim Period”), the Company shall provide the Holders a subsequent written notice to that effect. If there is an Equity Conditions Failure during such Company Optional Redemption Interim Period, then the applicable Company Optional Redemption shall be null and void with respect to all or any part designated by such Holder of the applicable unconverted Company Optional Redemption Amount and such Holder shall be entitled to all the rights of a Holder with respect to such applicable Company Optional Redemption Amount. Notwithstanding anything to the contrary in this Section 10, until the applicable Company Optional Redemption Price is paid, in full, the applicable Company Optional Redemption Amount may be (i) converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 5 and/or (ii) exchanged, in whole or in part, by a Holder into Exchange Notes and Exchange Series B Warrants pursuant to Section 16. All Conversion Amounts converted or exchanged by a Holder after the applicable Company Optional Redemption Notice Date shall reduce such Holder’s Company Optional Redemption Amount required to be redeemed on the applicable Company Optional Redemption Date. Company Optional Redemptions made pursuant to this Section 10 shall be made in accordance with Section 11. To the extent redemptions required by this Section 10 are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Series A Preferred Shares under this Section 10, the Holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holders. For the avoidance of doubt, any Conversion Amount that is subject to a Conversion Notice delivered to the Company may no longer be subject to a Company Optional Redemption even if the shares issuable upon such conversion have not been delivered on or prior to the Company Optional Redemption Date. If the Company elects to cause a Company Optional Redemption pursuant to this Section 10, then it must simultaneously take the same action in the same proportion with respect to all Series A Preferred Shares to the extent practicable or, if the pro rata basis is not practicable for any reason, by lot or such other equitable method as the Company determines in good faith.
(11)Redemptions.
(a)General. The Company shall pay the applicable Redemption Price on the applicable Redemption Date to each Holder in cash by wire transfer of immediately available funds pursuant to wire instructions provided by such Holder in writing to the Company on the applicable due date. In the event of a redemption of less than all of the Conversion Amount of a Holder’s Series A Preferred Shares, the Company shall promptly cause to be issued and delivered to the Holder a new Series A Preferred Stock Certificate representing the outstanding Stated Value which has not been redeemed and any accrued Dividend on such Stated Value and any accrued and unpaid Late Charges on such Stated Value and Dividends, if any, which shall be calculated as if no Redemption Notice has been delivered. If the Company is unable to redeem all of the Series A Preferred Shares submitted for redemption, the Company shall in addition to any remedy such Holder may have under this Certificate of Designations, pay to each Holder interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) in respect of each unredeemed Series A Preferred Share until paid in full.
(b)Redemption by Other Holders. Upon the Company’s receipt of notice from any Holder or holder of Notes, if any, for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 6(b), Section 7(a) or Section 8 or pursuant to analogous provisions set forth in the Notes (each, an “Other Redemption Notice”), the Company shall promptly, but no later than one (1) Business Day of its receipt thereof, forward to each Holder a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of such Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of a Holder’s Redemption Notice and the
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Company is unable to redeem the entire Redemption Prices and such other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each Holder and holder of Notes, if any, based on the Stated Value of the Series A Preferred Shares and principal amount of Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.
(c)Insufficient Assets. If upon a Redemption Date, the assets of the Company are insufficient to pay the applicable Redemption Price, the Company shall redeem on such date, pro rata among the Holders and the Holders of Notes, if any, to be redeemed in proportion to the aggregate number of Series A Preferred Shares then held by each such holder and principal amounts of Notes outstanding on the applicable Redemption Date. Dividends on the Stated Value of the Series A Preferred Shares that have not been redeemed shall continue to accrue until such time as the Company redeems such Series A Preferred Shares.
(d)Void Redemption. In the event that the Company does not pay a Redemption Price within the applicable time period, at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, a Holder shall have the option to, in lieu of redemption, require the Company to promptly return to such Holder any or all of the Series A Preferred Shares that were submitted for redemption by such Holder and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid, by sending written notice thereof to the Company (the “Void Optional Redemption Notice”). Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Redemption Notice of Holder shall be null and void with respect to those Series A Preferred Shares subject to the Void Optional Redemption Notice and (ii) the Company shall immediately return any Series A Preferred Shares subject to the Void Optional Redemption Notice. A Holder’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of any amounts, including Late Charges, which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.
(12)Reservation of Shares.
(a)Reservation. The Company shall at all times reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for the Series A Preferred Shares equal to 130% of the maximum number of shares of Common Stock issuable with respect to the Series A Preferred Shares. So long as any of Series A Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Shares, at least the number of shares of Common Stock specified above in this Section 12(a) as shall from time to time be necessary to effect the conversion of all of the Series A Preferred Shares then outstanding, assuming that the Conversion Price at the applicable date of determination shall be the Conversion Price through the Maturity Date (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Series A Preferred Shares and for exercises of the Warrants and each increase in the number of shares so reserved shall be allocated among the Holders and the holders of the Warrants pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of the Warrants then outstanding (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer such holder’s Series A Preferred Shares or Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation with respect to such portion of Series A Preferred Shares and/or Warrants sold or otherwise transferred. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Series A Preferred Shares or Warrants shall be allocated to the Holders and the remaining holders of Warrants, pro rata based on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares then outstanding and upon exercise of the Warrants then outstanding.
(b)Insufficient Authorized Shares. If at any time while any of the Series A Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series A Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall use its reasonable best efforts to promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Series A Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its
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stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause the Board to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if during any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.
(13)Voting Rights. Each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such Holder’s Series A Preferred Shares would be convertible on the record date for the vote or consent of stockholders (without regard to any limitations on conversion), and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock; provided, however, that the Required Holders, by written notice to the Company, may terminate the voting rights set forth in this Section 13 effective at any time from and after the registration of the Series A Preferred Shares under the Exchange Act and, provided, further that solely for the purposes of calculating the number of votes to which each Series A Preferred Share is entitled, the Conversion Price shall be the higher of (i) the Conversion Price then in effect and (ii) $2.86 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date). Each Holder shall be entitled to receive the same prior notice of any stockholders’ meeting as is provided to the holders of Common Stock in accordance with the bylaws of the Company, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote as a class with the holders of Common Stock as if they were a single class of securities upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders, in which case the Holders only shall vote as a separate class.
(14)Equal Treatment of Holders. No consideration shall be offered or paid to any of the Holders to amend or waive or modify any provision of the Series A Preferred Shares, unless the same consideration (other than the reimbursement of legal fees) is also offered to all of the Holders. This provision constitutes a separate right granted to each of the Holders by the Company and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.
(15)No Dilutive Issuances. Until all of the Series A Preferred Shares have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, and the Company shall not permit any of its Subsidiaries to, without the prior written consent of the Required Holders, directly or indirectly, effect a Dilutive Issuance (but excluding shares of Common Stock deemed to have been issued or sold by the Company (as determined pursuant to Section 5(g)) in connection with any Permitted Securities) on or prior to the date that is ninety (90) days following the Stockholder Meeting Deadline.
(16)Exchange. From and after the consummation of an Additional Closing any Holder may, in its sole and absolute discretion, exchange (an “Exchange”) all or any portion of such Holder’s Series A Preferred Shares (the Stated Value of the Series A Preferred Shares elected to be exchanged by such Holder, the “Exchange Amount”), without any additional consideration, for (i) Senior Secured Notes of the Company in the form attached as Exhibit B to the Securities Purchase Agreement (the “Exchange Notes”) and (ii) Series B Warrants to purchase Common Stock in the form attached as Exhibit C-2 to the Securities Purchase Agreement (the “Exchange Series B Warrants”). In the event that such Holder exercises this right, the Company shall take all actions necessary, advisable or reasonably requested by such Holder to cause such Exchange to be promptly consummated in favor of such Holder, and to promptly issue such Exchange Notes and Exchange Series B Warrants. The Exchange Notes (i) shall be of like tenor with the Notes issued on an Additional Closing pursuant to the Securities Purchase Agreement, (ii) shall represent, as indicated on the face of such new Exchange Note, the Exchange Amount, (iii) shall have an issuance date, as indicated on the face of such new Exchange Note, which is the date of the issuance of the applicable Exchange Note, (iv) shall have the same rights and conditions as the Notes issued on an Additional Closing pursuant to the Securities Purchase Agreement, including, without limitation, with respect to its ranking and security interest, and (v) shall represent accrued and unpaid Interest and Late Charges (each as defined in the Notes), if any, on the Principal (as defined in the Notes) and Interest of such Principal, equal to any accrued and unpaid Dividends and Late Charges, if any, on the Stated Value and Dividends of the Series A Preferred Shares surrendered in such Exchange through the date of the consummation of such Exchange. The Exchange Series B Warrants (i) shall be of like tenor with the Series B Warrants issued on the Initial Closing (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement, (ii) shall represent, as indicated on the face of such Exchange Series B Warrant, the right to purchase a number of Series B Warrant Shares equal to the applicable Exchange Amount divided by the Conversion Price as in effect on the applicable date such Exchange is consummated rounded up to the nearest whole number, (iii) shall have an issuance date, as indicated on the face of
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such new Warrant which is the date of the issuance of the applicable Exchange Series B Warrants, and (iv) shall have the same rights and conditions as the Series B Warrants issued on the Initial Closing pursuant to the Securities Purchase Agreement. For the purposes of Rule 144, the Company acknowledges and agrees that the holding period of any Exchange Note and Exchange Series B Warrants may be tacked onto the holding period of the Series A Preferred Shares surrendered in such Exchange, and the Company agrees not to take a position contrary to this Section 16. Following any such exchange pursuant to this Section 16, such Holder’s Series A Preferred Shares shall remain outstanding in accordance with its terms as to all amounts payable hereunder that have not been exchanged for Exchange Notes and Series B Warrants in the applicable Exchange, if any. Upon the consummation of an Exchange any shares of Common Stock reserved with respect to the Series A Preferred Shares being exchanged shall become available for any shares of Common Stock issuable with respect to the Exchange Series B Warrants issued in such Exchange.
(17)Vote to Change the Terms of or Issue Series A Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, the affirmative vote of the Required Holders at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company may: (a) amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Shares, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of shares of Series A Preferred Shares; (c) change, amend or waive any provision of the Certificate of Designations with respect to the Series A Preferred Shares or (d) whether or not prohibited by the terms of the Series A Preferred Shares, circumvent a right of the Series A Preferred Shares by merger, consolidation or otherwise. Any amendment or waiver to this Certificate of Incorporation made in conformity with the provisions of this Section 18 shall be binding on all Holders. No such amendment or waiver shall be effective to the extent that it applies to less than all of the Holders. No vote of any class of stock other than the Series A Preferred Shares shall be required to change, amend or waive any provision of the Certificate of Designations with respect to the Series A Preferred Shares except as required by law or by another provision of the Certificate of Incorporation,
(18)Dispute Resolution. In the case of a dispute as to the determination of the Weighted Average Price, Closing Bid Price or the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall pay the applicable Redemption Price that is not disputed or shall instruct the Transfer Agent to issue to such Holder the number of shares of Common Stock that is not disputed, and the Company shall submit the disputed determinations or arithmetic calculations within two (2) Business Days of the delivery of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the applicable Holder. If such Holder and the Company are unable to agree upon such determination or calculation within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to such Holder, then the Company shall, within two (2) Business Days submit (a) the disputed determination of the Weighted Average Price, the Closing Bid Price or the Closing Sale Price to an independent, reputable investment bank selected by such Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed, or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to an independent, outside accountant, selected by such Holder and approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. The Company, at its expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the applicable Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
(19)General Provisions.
(a)In addition to the above provisions with respect to Series A Preferred Shares, such Series A Preferred Shares shall be subject to and be entitled to the benefit of the provisions set forth in the Certificate of Incorporation of the Company with respect to preferred stock of the Company generally; provided, however, that in the event of any conflict between such provisions, the provisions set forth in this Certificate of Designations shall control.
(b)Any Series A Preferred Shares which are converted, repurchased or redeemed in full shall be automatically be deemed cancelled and shall not be reissued, sold or transferred.
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(c)Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.
(d)Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds to an account designated by such Holder; provided, that a Holder, upon written notice to the Company, may elect to receive a payment of cash in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement). Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of six percent (6.0%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).
(e)To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations.
(20)Governing Law; Jurisdiction; Jury Trial. This Certificate of Designations shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holders from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holders, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holders. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.
(21)Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Series A Preferred Stock Certificates representing the Series A Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by such Holder to the Company in customary form (but without any obligation to post a surety or other bond) and, in the case of mutilation, upon surrender and cancellation of the Series A Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date within five (5) Business Days of receipt of such evidence.
(22)Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations and any of the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion, redemption and the like (and the computation thereof) shall be the amounts to be received by such Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the
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performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
(23)Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Buyers and shall not be construed against any Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations.
(24)Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
(25)Transfer of Series A Preferred Shares. Each Holder may offer, sell, assign or transfer all or any portion of such Holder’s Series A Preferred Shares, the accompanying rights thereunder and shares of Common Stock issued pursuant to the terms hereof without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement. Holders shall have such right to transfer and to exercise rights with respect to fractional Series A Preferred Shares and any redemptions of Series A Preferred Shares by the Company shall be made calculating the number of applicable Series A Preferred Shares to one-ten thousandth of a Series A Preferred Share.
(26)Series A Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Series A Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Series A Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Series A Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.
(27)Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the DGCL, this Certificate of Designations or otherwise with respect to the issuance of the Series A Preferred Shares or the Common Stock issuable upon conversion thereof may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the Principal Market and the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.
(28)Disclosure. Except if an individual affiliated with such Holder serves on the Board, including pursuant to the Governance Agreement, upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, such Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
(29)Independent Nature of Holders’ Obligations and Rights. The rights and obligations of each Holder under any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute such Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Certificate of Designations or out of any other Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
(30)Payment of Collection, Enforcement and Other Costs. If (a) any Series A Preferred Shares of a Holder is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any
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legal proceeding or a Holder otherwise takes action to collect amounts due under such Holder’s Series A Preferred Shares or to enforce the provisions of such Series A Preferred Shares or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under a Holder’s Series A Preferred Shares, then the Company shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.
(31)Certain Definitions. For purposes of this Certificate of Designations the following terms shall have the following meanings:
(a)“Additional Closing” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(b)“Additional Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(c)“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act and, for purposes of Section 3(e), shall also include with respect to any Person, any other Person whose securities would be deemed to be constructively owned by such first Person, owned by a single “entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
(d)“Approved Investment” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(e)“Approved Stock Plan” means any employee benefit plan which has been approved by the Board, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.
(f)“Bloomberg” means Bloomberg Financial Markets.
(g)“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
(h)“Buyer” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(i)“Calendar Quarter” means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.
(j)“Capital Stock” means:
(i)in the case of a corporation, corporate stock;
(ii)in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(iii)in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and
(iv)any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
(k)“Change of Control” means any Fundamental Transaction other than (i) an Approved Investment, (ii) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of a of the voting power
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of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company; provided, however, that a Change of Control will be deemed not to have occurred if ninety percent (90%) or more of the consideration in the transaction or transactions which otherwise would constitute a Change of Control consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded or to be traded immediately following such transaction on an Eligible Market.
(l)“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 19. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.
(m)“Code” means the Internal Revenue Code of 1986, as amended.
(n)“Common Stock” means (i) the Company’s shares of common stock, par value $0.001 per share and (ii) any capital stock into which such Common Stock shall be changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.
(o)“Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 5(f)(i)(A) and 5(f)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable pursuant to the terms of the Certificate of Designations.
(p)“Conversion Amount” means, for each Series A Preferred Share, the sum of (A) the Stated Value to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Dividends, if any, with respect to such Stated Value and (C) accrued and unpaid Late Charges, if any, with respect to such Stated Value and Dividends, if any.
(q)“Conversion Price” means, as of any Conversion Date or other date of determination, $3.65, as adjusted as provided herein.
(r)“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
(s)“Designee” means Starboard Value LP or any of its Affiliates.
(t)“Eligible Market” means the Principal Market, The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or the NYSE American.
(u)“Equity Conditions” means each of the following conditions: (i) on each day during the Equity Conditions Measuring Period, either (x) one or more Registration Statements filed and required to
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be filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, shall be eligible for sale without restriction or limitation pursuant to Rule 144 and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period the Company shall have no knowledge of any fact that would reasonably be expected to cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions, not to be eligible for sale without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act and any applicable state securities laws; (iii) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions may be issued in full and the rules or regulations of the Principal Market or any other applicable Eligible Market (for the avoidance of doubt, failure of this clause (iii) shall not be deemed an Equity Conditions Failure provided that the Company complies with the applicable provisions of Section 5(d)); (iv) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been commenced or pending with delisting or suspension reasonably expected to occur within thirty (30) days of each applicable date of determination either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (v) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Mandatory Conversion or the applicable Company Optional Redemption, as the case may be, requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market; (vi) during the Equity Conditions Measuring Period, the Company shall have delivered shares of Common Stock pursuant to the terms of the Certificate of Designations and to the holders on a timely basis as set forth in Section 5(c) hereof; (vii) if the event requiring the satisfaction of the Equity Conditions is a Mandatory Conversion, the Mandatory Conversion Price Condition is satisfied; and (viii) during the Equity Conditions Measuring Period, Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or Affiliates.
(v)“Equity Conditions Failure” means that on the applicable date of determination through the applicable date of determination, the Equity Conditions have not each been satisfied (or waived in writing by such Holder, provided that the Equity Condition set forth in clause (iii) of such definition shall not be waivable by any Holder).
(w)“Equity Conditions Measuring Period” means each day during the period beginning thirty (30) Trading Days immediately prior to the applicable date of determination and ending on and including the applicable date of determination; provided, however, if the event requiring the satisfaction of the Equity Conditions is a Mandatory Conversion, the Equity Conditions Measuring Period shall mean the applicable date of determination.
(x)“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock other than the Stockholders Notes).
(y)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
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(z)“Excluded Securities” means any shares of Common Stock issued or issuable: (A) under any Approved Stock Plan; (B) pursuant to the terms of this Certificate of Designations or upon the exercise of the Warrants; provided that the terms of Warrants or the Certificate of Designations, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; and (C) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities, as applicable, are not amended, modified or changed on or after the Subscription Date to increase the number of shares issued or issuable pursuant to such securities (other than in connection with stock splits or combinations) or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.
(aa)“Freely Tradable Shares” means (x) from and after the six (6) month anniversary of the Issuance Date, shares of Common Stock without any restrictive legend that are eligible for resale by the applicable Holder without restriction or limitation pursuant to Rule 144 of the Securities Act other than the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) and any limitation on the amount of such sales pursuant to Rule 144(e) (or any successor thereto) of the Securities Act, and (y) from and after the earlier of the Effectiveness Deadline and the Effective Date (each as defined in the Registration Rights Agreement), shares of Common Stock that are eligible for resale by the applicable Holder without restriction or limitation pursuant to an effective Registration Statement that is available for use.
(ab)“Fundamental Transaction” means (i) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (c) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of more than either (1) 50% of the outstanding shares of Common Stock, (2) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (3) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (1) more than 50% of the outstanding shares of Common Stock, (2) more than 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (3) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding shares of Common Stock, or (e) reorganize, recapitalize or reclassify its Common Stock, (ii) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (a) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (b) more than 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (c) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company or (iii) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or
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more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.
(ac)“Governance Agreement” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(ad)“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.
(ae)“Holder Optional Redemption Premium” means (i) in the case of the Holder Optional Redemption Trigger Events set forth in clauses (i) and (ii) of Section 8, 115%, (ii) in the case of the Holder Optional Redemption Trigger Event set forth in clause (iii) of Section 8, 100% and (ii) in the case of the Holder Optional Redemption Trigger Event set forth in clause (iv) of Section 8, 110%.
(af)“Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same.
(ag)“Make-Whole Amount” means a cash amount per $100 Conversion Amount of Series A Preferred Shares being redeemed in a Change of Control determined by multiplying the applicable Make-Whole Stock Price (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock occurring after the Subscription Date) by the amount set forth in the table below (with interpolation for Make-Whole Stock Prices between the amounts in the columns below) corresponding to the date of the Change of Control occurring after the date in the first column but prior to the date, if any, on the immediately following row of the first column below:

Change of Control Redemption Date	Make-Whole Stock Price
	$1.00 or less	$1.25	$1.50	$1.75	$2.00	$2.25	$2.50	$2.75	$3.00	$3.25	$3.50	$3.75	$4.00	$4.25	$4.50	$10.00	$50.00	$100.00 or greater
11/15/2019	16.61	16.40	16.49	16.63	16.92	17.31	17.76	17.93	18.41	22.24	22.18	21.50	19.87	18.38	17.53	5.46	0.95	0.47
11/15/2020	21.98	20.84	20.35	20.24	20.32	20.16	20.44	20.39	20.35	20.83	20.82	20.21	18.65	17.18	16.38	4.84	0.80	0.40
11/15/2021	19.02	18.20	17.93	18.02	18.26	18.23	18.61	18.64	18.68	19.25	19.29	18.76	17.27	15.83	15.09	4.14	0.65	0.32
11/15/2022	15.86	15.35	15.31	15.59	15.98	16.08	16.56	16.69	16.80	17.47	17.56	17.12	15.71	14.29	13.61	3.35	0.49	0.24
11/15/2023	12.42	12.35	12.51	12.81	13.17	13.70	13.95	14.48	14.70	15.41	15.60	15.26	13.72	12.90	11.68	2.56	0.31	0.16
11/15/2024	9.03	9.26	9.63	10.02	10.59	11.09	11.56	11.97	12.55	12.89	13.43	13.17	11.78	10.55	9.85	1.38	0.16	0.08
11/15/2025	5.42	5.81	6.32	6.97	7.61	8.26	8.92	9.53	10.10	10.61	11.03	10.75	9.58	8.55	7.56	0.03	0.01	0.00
11/15/2026	1.99	2.23	2.66	3.25	3.94	4.70	5.47	6.28	7.04	7.80	8.55	8.53	7.48	6.63	5.90	0.00	0.00	0.00
11/15/2027	0.05	0.04	0.03	0.03	0.02	0.03	0.06	0.25	0.79	1.79	3.12	3.82	3.52	3.30	3.12	0.00	0.00	0.00

The exact Make-Whole Stock Price and Change of Control Redemption Date may not be set forth in the table above, in which case, if the Make- Whole Stock Price is between two such amounts in the table or the Change of Control Redemption Date is between two Change of Control Redemption Dates in the table, the applicable value will be determined by straight-line interpolation between the applicable value set forth for the higher and lower Make-Whole Stock Prices and the earlier and later Change of Control Redemption Dates, as applicable, based on a 365-day year. In no event shall the Make-Whole Amount be greater than or less than the maximum and minimum values set forth in the table above and no Make-Whole Amount shall be paid with respect to a Change of Control occurring on or after November 15, 2027.
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(ah)“Make-Whole Stock Price” means (i) the cash amount paid per share of Common Stock, if the holders of Common Stock receive only cash in the applicable Change of Control or (ii) in any other situation, the price of the Common Stock at the time of the consummation of the applicable Change of Control (all such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction relating to the Common Stock during such period).
(ai)“Maturity Date” shall be November 15, 2027 (the “Original Maturity Date”), as may be extended at the option of any Holder with respect to such Holder’s Series A Preferred Shares (i) in the event that, and for so long as, a Triggering Event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 31(ii)) or any event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 31(ii)) that with the passage of time and the failure to cure would result in a Triggering Event and (ii) through the date that is ten (10) Business Days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date; provided, however, in the event a Holder elects to extend the Original Maturity Date as provided herein, the Company shall nevertheless have the right to pay the Company Optional Redemption Price at any time after the Original Maturity Date so long as no properly delivered Conversion Notice is outstanding.
(aj)“Notes” means: (i) the SPA Notes, (ii) all Senior Secured Notes, if any, issued by the Company in an Exchange and (iii) all Stockholders Notes.
(ak)“Option Value” means the value of an Option calculated using the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of (A) the Trading Day prior to the public announcement of the issuance of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of (A) the Trading Day immediately following the public announcement of the applicable Option if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price of the Common Stock during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance, if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced, (iv) a zero cost of borrow and (v) a 360 day annualization factor.
(al)“Options” means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.
(am)“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
(an)“Permitted Securities” means (i) Excluded Securities and (ii) securities issued by the Company in a primary offering pursuant to a registration statement that is declared effective under the Securities Act.
(ao)“Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(ap)“Preferential Dividend Rate” means, initially, 3.00% per annum (the “Initial Preferential Dividend Rate”), and from and after the consummation of an Approved Investment, the Initial Preferential Dividend Rate shall be increased to 8.00% per annum.
(aq)“Principal Market” means The Nasdaq Global Select Market.
26

(ar)“Redemption Dates” means, collectively, each Triggering Event Redemption Date, each Change of Control Redemption Date, the Company Optional Redemption Date, each Holder Optional Redemption Date and the Maturity Date, each of the foregoing, individually, a “Redemption Date”.
(as)“Redemption Notices” means, collectively, each Notice of Redemption at Option of Holder, each Change of Control Redemption Notice, the Company Optional Redemption Notice, each Holder Optional Redemption Notice and any other redemption notices set forth herein, each of the foregoing, individually, a “Redemption Notice”.
(at)“Redemption Prices” means, collectively, each Triggering Event Redemption Price, each Change of Control Redemption Price, the Company Optional Redemption Price, each Holder Optional Redemption Price, the Maturity Date Redemption Price and any other redemption price set forth herein (including, in each case, any interest and damages thereon), each of the foregoing, individually, a “Redemption Price”.
(au)“Registrable Securities” shall have the meaning ascribed to such term in the Registration Rights Agreement.
(av)“Registration Rights Agreement” means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the Buyers, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
(aw)“Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.
(ax)“Required Holders” means the Holders representing at least a majority of the aggregate Series A Preferred Shares then outstanding and shall include the Designee so long as the Designee and/or any of its Affiliates is a Holder.
(ay)“SEC” means the United States Securities and Exchange Commission.
(az)“Securities Act” means the Securities Act of 1933, as amended.
(ba)“Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Subscription Date, by and among the Company and the Buyers pursuant to which the Company issued the Series A Preferred Shares, the Notes and the Warrants, as may be amended, amended and restated, supplemented or otherwise modified from time to time.
(bb)“Series B Warrant Shares” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(bc)“Series B Warrants” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(bd)“SPA Notes” means all Senior Secured Notes, if any, issued by the Company pursuant to the Securities Purchase Agreement on an Additional Closing Date.
(be)“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Eligible Market with respect to the Common Stock as in effect on the date of delivery of the applicable Conversion Notice.
(bf)“Stated Value” means, per Series A Preferred Share, $100, subject to adjustment to preserve such value for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events relating to the Series A Preferred Shares after the Subscription Date.
(bg)“Stockholder Approval” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(bh)“Stockholder Meeting Deadline” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
27

(bi)“Stockholders Notes” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(bj)“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.
(bk)“Subscription Date” means November 18, 2019.
(bl)“Subsidiary” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(bm)“Successor Entity” means one or more Person or Persons (or, if so elected by the Required Holders, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Required Holders, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.
(bn)“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock on such day, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).
(bo)“Transaction Documents” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
(bp)“Transfer Agent” means Computershare Trust Company, N.A. or such other agent or agents of the Company as may be designated by the Board as the transfer agent for the Series A Preferred Shares and/or the Common Stock, as applicable.
(bq)“Treasury Regulations” means the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.
(br)“Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.
(bs)“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume- weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the Pink Open Market (f/k/a OTC Pink) published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction relating to the Common Stock occurring during the applicable calculation period.
* * * * *

28

IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Certificate of Designations to be signed by [●], its [●], as of [●] day of [●].
ACACIA RESEARCH CORPORATION
By:
Name:
Title:

29

EXHIBIT I
ACACIA RESEARCH CORPORATION
CONVERSION NOTICE
Reference is made to the Second Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Acacia Research Corporation (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), of Acacia Research Corporation, a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.
Date of Conversion:
Number of Series A Preferred Shares to be converted:
Stock certificate no(s). of Series A Preferred Shares to be converted:
Tax ID Number (If applicable):
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Series A Preferred Shares are being converted to the Holder, or for its benefit, as follows:
☐    Check here if requesting delivery as a certificate to the following name and to the following address:
Issue to:

Address:

Telephone Number:
Facsimile Number:
☐    Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:
DTC Participant:
DTC Number:
Account Number:
Authorization:
By:
Title:
Dated:
30

Account Number (if electronic book entry transfer):
Transaction Code Number (if electronic book entry transfer):

31

ACKNOWLEDGMENT
The Company hereby acknowledges this Conversion Notice and hereby directs Computershare Trust Company, N.A. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November 18, 2019 from the Company and acknowledged and agreed to by Computershare Trust Company, N.A.
ACACIA RESEARCH CORPORATION
By:
Name:
Title:

32

ACACIA RESEARCH CORPORATION
ATTN: JENNIFER GRAFF
767 THIRD AVENUE, 6TH FLOOR
NEW YORK, NY 10017

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
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THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Gavin Molinelli	☐	☐	☐
1b. Isaac T. Kohlberg	☐	☐	☐
1c. Maureen O'Connell	☐	☐	☐
1d. Jonathan Sagal	☐	☐	☐
1e. Katharine Wolanyk	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

0000000000 02

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0000599576_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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ACACIA RESEARCH CORPORATION
Annual Meeting of Stockholders
[TBD], 2023 [TBD] [TBD].m., Eastern Time
This Proxy is solicited by the Board of Directors of Acacia Research Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Clifford Press and Jason Soncini and either of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on the record date either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation to be held live via webcast at www.virtualshareholdermeeting.com/ACTG2023 on [TBD], 2023 at [TBD] [TBD].m., Eastern Time, or any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by the Proxy shall be voted in a manner set forth on the reverse side.

THIS PROXY WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 5 AND FOR "ONE YEAR" FOR PROPOSAL 4.

Continued and to be signed on reverse side

0000599576_2 R1.0.0.6